SCHEDULE 14A INFORMATION
(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

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ITLA Capital Corporation

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ITLA CAPITAL CORPORATION
888 Prospect Street, Suite 110
La Jolla, California 92037
(858) 551-0511

June 27, 2005
Dear Fellow Shareholder:
      On behalf of the Board of Directors and management of ITLA Capital Corporation, we cordially invite you to attend our Annual Meeting of Shareholders. The meeting will be held at 2:00 p.m., California time, on July 27, 2005 at the Estancia La Jolla, 9700 North Torrey Pines Road, La Jolla, California.
      An important aspect of the meeting is the shareholder vote on corporate business items. I urge you to exercise your rights as a shareholder to vote and participate in this process. Shareholders are being asked to consider and vote upon (i) the election of two directors of ITLA Capital, (ii) the approval of the ITLA Capital Corporation 2005 Re-Designated, Amended and Restated Employee Stock Incentive Plan, (iii) the approval of the ITLA Capital Corporation 2005 Re-Designated, Amended and Restated Stock Option Plan for Non-Employee Directors and (iv) the ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2005. Your Board of Directors unanimously recommends that you vote FOR the Board’s nominees for election as directors and FOR approval of each of the other proposals.
      We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save us additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.
      Thank you for your attention to this important matter.

Very truly yours,

George W. Haligowski
Chairman of the Board, President and
Chief Executive Officer

ITLA CAPITAL CORPORATION
888 Prospect Street, Suite 110
La Jolla, California 92037
(858) 551-0511

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on July 27, 2005
       Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of ITLA Capital Corporation (“ITLA Capital”) will be held at the Estancia La Jolla, 9700 North Torrey Pines Road, La Jolla, California, on July 27, 2005 at 2:00 p.m., California time.
      A Proxy Card and a Proxy Statement for the Meeting are enclosed.
      The Meeting is for the purpose of considering and acting upon:

1.	The election of two (2) directors of ITLA Capital;

2.	The approval of the ITLA Capital Corporation 2005 Re-Designated, Amended and Restated Employee Stock Incentive Plan;

3.	The approval of the ITLA Capital Corporation 2005 Re-Designated, Amended and Restated Stock Option Plan for Non-Employee Directors;

4.	The ratification of the appointment of Ernst & Young LLP as independent auditors for ITLA Capital for the fiscal year ending December 31, 2005; and
such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.
      Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Shareholders of record at the close of business on June 7, 2005 are the shareholders entitled to vote at the Meeting and any adjournments or postponements thereof. A complete list of shareholders entitled to vote at the Meeting will be available for inspection by shareholders at the main office of ITLA Capital during the ten days prior to the Meeting, as well as at the Meeting.
      You are requested to complete, sign and date the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

By Order of the Board of Directors

George W. Haligowski
Chairman of the Board, President and
Chief Executive Officer
La Jolla, California
June 27, 2005
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE ITLA CAPITAL THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

ANNUAL MEETING OF SHAREHOLDERS
VOTING RIGHTS AND PROXY INFORMATION
BENEFICIAL STOCK OWNERSHIP OF 5% OR MORE SHAREHOLDERS AND MANAGEMENT
PROPOSAL I -- ELECTION OF DIRECTORS
INFORMATION AS TO NOMINEES AND CONTINUING DIRECTORS
BOARD MEETINGS, BOARD COMMITTEES AND CORPORATE GOVERNANCE MATTERS
AUDIT COMMITTEE REPORT
RELATIONSHIP WITH INDEPENDENT AUDITORS
DIRECTOR COMPENSATION
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
TRANSACTIONS WITH CERTAIN RELATED PERSONS
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
PROPOSAL II -- APPROVAL OF THE ITLA CAPITAL CORPORATION 2005 RE-DESIGNATED, AMENDED AND RESTATED EMPLOYEE STOCK INCENTIVE PLAN
PROPOSAL III -- APPROVAL OF THE ITLA CAPITAL CORPORATION 2005 RE-DESIGNATED, AMENDED AND RESTATED STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
PROPOSAL IV -- RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
SHAREHOLDER PROPOSALS
OTHER MATTERS
APPENDIX A
APPENDIX B
APPENDIX C

ITLA CAPITAL CORPORATION
888 Prospect Street, Suite 110
La Jolla, California 92037
(858) 551-0511

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
To Be Held July 27, 2005

       This Proxy Statement is furnished in connection with the solicitation, on behalf of the Board of Directors of ITLA Capital Corporation (“we,” “our,” “us” or “ITLA Capital”), of proxies to be used at the Annual Meeting of Shareholders of ITLA Capital (the “Meeting”), and all adjournments or postponements of the Meeting. The Meeting will be held at the Estancia La Jolla, 9700 North Torrey Pines Road, La Jolla, California, on July 27, 2005 at 2:00 p.m., California time. The accompanying Notice of Annual Meeting of Shareholders and form of proxy and this Proxy Statement are first being mailed to shareholders on or about June 27, 2005. Certain of the information provided herein relates to Imperial Capital Bank, a wholly owned subsidiary of ITLA Capital (sometimes referred to below as the “Bank”).
      At the Meeting, our shareholders are being asked to consider and vote upon: (i) the election of two directors of ITLA Capital; (ii) the approval of the ITLA Capital Corporation 2005 Re-Designated, Amended and Restated Employee Stock Incentive Plan (the “Employee Stock Incentive Plan Proposal”); (iii) the ITLA Capital Corporation 2005 Re-Designated, Amended and Restated Stock Option Plan for Non-Employee Directors (the “Non-Employee Director Plan Proposal” and together with the Employee Stock Incentive Plan Proposal, the “Plan Proposals”); and (iv) the ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2005.
VOTING RIGHTS AND PROXY INFORMATION
      All shares of our common stock, par value $.01 per share (“Common Stock”), represented at the Meeting by properly executed proxies received prior to or at the Meeting and not revoked will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted “FOR” the election of both nominees named in this Proxy Statement, “FOR” the approval of the Employee Stock Incentive Plan Proposal, “FOR” the approval of the Non-Employee Director Plan Proposal and “FOR” the ratification of the appointment of Ernst & Young LLP. We do not know of any matters, other than as described in the Notice of Annual Meeting of Shareholders, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, our Board of Directors, as proxy for the shareholder, will have the discretion to vote on such matters in accordance with its best judgment.
      Directors will be elected by a plurality of the votes cast. The approval of the Plan Proposals and the ratification of the appointment of Ernst & Young LLP as our independent auditors each requires the affirmative vote of a majority of the votes cast on the matter. In the election of directors, shareholders may either vote “FOR” both nominees for election or withhold their votes from either nominee for election. Votes that are withheld and shares held by a broker, as nominee, that are not voted (so-called “broker non-votes”) in the election of directors will not be included in determining the number of votes cast. For the Plan Proposals and the proposal to ratify the appointment of the independent auditors, shareholders may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to each of these proposals. Proxies marked to abstain will have the same effect as votes against these proposals, and broker non-votes will have no effect on these proposals. The holders of at least one-third of the outstanding shares of our Common Stock, present in person or represented by proxy, will constitute a quorum for purposes of the Meeting. Proxies marked to abstain and broker non-votes will be counted for purposes of determining a quorum.

      A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) duly executing and delivering to the Secretary of ITLA Capital a subsequent proxy relating to the same shares prior to the exercise of such proxy; (ii) filing with the Secretary of ITLA Capital at or before the Meeting a written notice of revocation bearing a later date than the proxy; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Anthony A. Rusnak, Esq., Secretary of ITLA Capital, at ITLA Capital Corporation, 888 Prospect Street, Suite 110, La Jolla, California 92037.
      Shareholders of record as of the close of business on June 7, 2005 will be entitled to one vote for each share then held. As of that date, we had 5,772,944 shares of Common Stock outstanding.
BENEFICIAL STOCK OWNERSHIP OF 5% OR MORE SHAREHOLDERS AND MANAGEMENT
      The following table sets forth, as of June 7, 2005, certain information as to (i) those persons who were known by our management to be beneficial owners of more than five percent of our Common Stock outstanding; (ii) the shares of our Common Stock beneficially owned by our executive officers named below; and (iii) the shares of Common Stock beneficially owned by all of our executive officers and directors as a group. For information regarding share ownership by directors individually, see “Proposal I — Election of Directors.” The address of each person named in the table, except where otherwise indicated, is the same address as ITLA Capital. An asterisk denotes beneficial ownership of less than one percent.

	Shares		Percent
	Beneficially		of
Beneficial Owner	Owned		Class

Franklin Mutual Advisors, LLC	445,796	(1)	7.72%
51 John F. Kennedy Parkway Short Hills, NJ 07078
Dimensional Fund Advisors	421,300	(2)	7.30%
1299 Ocean Avenue, 11th Floor Santa Monica, California 90401
Wellington Management Company, LLP	414,230	(3)	7.18%
75 State Street Boston, MA 02109
Eubel Brady & Suttman Asset Management Inc., et. al	398,238	(4)	6.90%
7777 Washington Village Drive, Suite 210 Dayton, Ohio 45459
Thomson Horstmann & Bryant, Inc.	371,505	(5)	6.44%
Park 80 West, Plaza Two Saddle Brook, NJ 07663
Barclays Global Investors, NA, et. al	367,763	(6)	6.37%
45 Fremont Street San Francisco, CA 94105
Friedman, Billings, Ramsey Group, Inc.	351,319	(7)	6.09%
1001 19th Street North Arlington, VA 22209
Granite Capital, L.P., et. al	318,100	(8)	5.51%
126 East 56th Street, 25th Floor New York, NY 10022
George W. Haligowski	298,376	(9)	5.07%
Chairman of the Board, President and Chief Executive Officer
Norval L. Bruce	46,886	(9)	*
Vice Chairman of the Board and Chief Credit Officer
Timothy M. Doyle	79,110	(9)	1.36%
Senior Managing Director and Chief Financial Officer

	Shares		Percent
	Beneficially		of
Beneficial Owner	Owned		Class

Don Nickbarg	50,705	(9)	*
Senior Managing Director and Chief Banking Officer
Maria Kunac	2,000	(9)	*
Senior Managing Director and Chief Lending Officer
Scott A. Wallace	28,572	(9)	*
Managing Director — Finance and Treasurer
All directors and executive officers as a group (11 persons)	545,915	(10)	9.04%

(1)	As reported by Franklin Mutual Advisors, LLC (“Franklin”) on a Schedule 13G amendment filed on February 14, 2005 with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Franklin reported sole voting and dispositive powers as to all of the 445,796 shares, and shared voting and dispositive powers as to none of the 445,796 shares covered by the report.

(2)	As reported by Dimensional Fund Advisors (“Dimensional”) on a Schedule 13G amendment filed on February 9, 2005 with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Dimensional reported sole voting and dispositive powers as to all of the 421,300 shares, and shared voting and dispositive powers as to none of the 421,300 shares covered by the report.

(3)	As reported by Wellington Management Company, LLP (“WMC”) on a Schedule 13G amendment filed on February 14, 2005 with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. WMC reported sole voting and dispositive powers as to none of the 414,230 shares, shared voting power as to 222,300 shares, and shared dispositive power as to all of the 414,230 shares covered by the report.

(4)	As reported by Eubel Brady and Suttman Asset Management, Inc. (“EBS”) Ronald L. Eubel, Mark E. Brady, Robert J. Suttman, William E. Hazel, Bernard J. Holtgreive on a Schedule 13G amendment filed on February 14, 2005 with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. EBS reported sole voting and dispositive powers as to none of the 398,238 shares, and shared voting and dispositive powers as to all of the 398,238 shares covered by the report. According to the Schedule 13G amendment, Messrs. Eubel, Brady, Suttman, Hazel and Holtgreive may, as a result of their ownership in and positions with EBS, be deemed to be indirect beneficial owners of the equity securities held by EBS.

(5)	As reported by Thomson Horstmann & Bryant, Inc. (“Thomson”) on a Schedule 13G amendment filed on January 5, 2005 with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Thomson reported shared voting and dispositive powers as to none of the 371,505 shares, sole voting power as to 190,700 shares, and sole dispositive power as to all of the 371,505 shares covered by the report.

(6)	As reported by Barclays Global Investors, NA., Barclays Global Fund Advisors, Barclays Global Investors, Ltd., Barclays Global Investors Japan Trust and Banking Company Limited, Barclays Life Assurance Company Limited, Barclays Bank PLC., Barclays Capital Securities Limited, Barclays Capital Inc., Barclays Private Bank & Trust (Isle of Man) Limited, Barclays Private Bank and Trust (Jersey) Limited, Barclays Bank Trust Company Limited, Barclays Bank (Suisse) SA., and Barclays Private Bank Limited, Bronco (Barclays Cayman) Limited, Palomino Limited, and HYMF Limited on a Schedule 13G amendment filed on February 14, 2005 with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. With respect to the 367,763 shares listed, Barclays Global Investors, NA., reported sole voting power as to 260,510 shares, sole dispositive power as to 296,583 shares and shared voting and dispositive powers as to none of such shares, Barclays Global Fund Advisors reported sole voting power as to 57,552 shares, sole dispositive power as to 58,980 shares and shared voting and dispositive powers as to none of such shares, and Barclays Capital Inc. reported sole voting and dispositive powers as to 12,200 shares and shared voting and dispositive powers as to none of such shares.

(7)	As reported by Friedman, Billings, Ramsey Group, Inc. (“FBR”) on a Schedule 13G amendment filed on February 15, 2005 with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. FBR reported sole voting and dispositive powers as to none of the 351,319 shares, and shared voting and dispositive powers as to all of the 351,319 shares covered by the report.

(8)	As reported by Granite Capital, L.P. (“Granite”), Granite Capital II, L.P. (“Granite II”), Granum Value Fund (“Granum Value”), Granite Capital L.L.C. (“Granite L.L.C.”), Granum Capital Management, L.L.C. (“Granum Management”), Lewis M. Eisenberg and Walter F. Harrison, III on a Schedule 13G amendment filed on February 14, 2005 with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. With respect to the 318,100 shares listed, Granite reported sole voting and dispositive powers as to none of such shares, and shared voting and dispositive powers as to 266,754 of such shares, Granite II reported sole voting and dispositive powers as to none of such shares and shared voting and dispositive powers as to 16,446 of such shares, Granum Value reported sole voting and dispositive powers as to none of such shares and shared voting and dispositive powers as to 29,400 of such shares, Granite L.L.C. reported sole voting and dispositive powers as to none of such shares and shared voting and dispositive powers as to 288,700 of such shares, Granum Capital Management reported sole voting and dispositive powers as to none of such shares and shared voting and dispositive powers as to 29,400 of such shares, and each of Messrs. Eisenberg and Harrison, as managing members of Granite L.L.C. and Granum Management, reported sole voting and dispositive powers as to none of such shares and shared voting and dispositive powers as to all 318,100 of such shares.

(9)	Includes 112,500, 10,500, 50,000, 40,000, 0 and 23,333 shares underlying stock options which are currently exercisable or which will become exercisable within 60 days after June 7, 2005, held by Messrs. Haligowski, Bruce, Doyle, Nickbarg, Kunac and Wallace, respectively.

(10)	Includes shares held directly, as well as an aggregate of 267,333 shares underlying stock options which are currently exercisable or which will become exercisable within 60 days after June 7, 2005 under our stock option plans, shares held under our Supplemental Executive Retirement Plan, and shares held in other retirement accounts or by certain members of the named individual’s families or corporations of which an individual is an officer or director or held by trust of which an individual is trustee or a substantial beneficiary, over which shares the individual may be deemed to have sole or shared voting and/or dispositive power.

PROPOSAL I — ELECTION OF DIRECTORS
      Our Board of Directors is comprised of seven members. Approximately one-third of our directors are elected annually. Our directors are generally elected to serve for three-year terms or until their respective successors have been elected and qualified.
INFORMATION AS TO NOMINEES AND CONTINUING DIRECTORS
      The table below sets forth certain information regarding the composition of our Board of Directors, including the directors’ terms of office. It is intended that the proxies solicited on behalf of our Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as our Board of Directors may recommend. At this time, our Board of Directors knows of no reasons why the nominees might be unable to serve, if elected. There are no arrangements or understandings between either nominee and any other person pursuant to which the nominee was selected. An asterisk denotes beneficial ownership of less than one percent. Our Board of Directors unanimously recommends that shareholders vote “FOR” both nominees named below for election as directors.

					Shares of
					Common Stock
					Beneficially
			Director	Term to	Owned at	Percent
Name	Age(1)	Positions Held in ITLA Capital	Since	Expire	June 7, 2005(2)	of Class

Nominees
George W. Haligowski	50	Chairman of the Board, President and Chief Executive Officer	1996	2008	298,376	5.07
Hirotaka Oribe	70	Director	1996	2008	5,200	*

Directors Continuing in Office
Norval L. Bruce	63	Vice Chairman of the Board and Chief Credit Officer	1997	2006	46,886	*
Jeffrey L. Lipscomb	51	Director	1996	2006	10,600	*
Preston Martin	81	Director	2002	2006	6,666	*
Sandor X. Mayuga	56	Director	1996	2007	10,800	*
Robert R. Reed	68	Director	1996	2007	7,000	*

(1)	As of June 7, 2005.

(2)	Includes shares held directly, as well as shares which are subject to immediately exercisable options and options exercisable within 60 days of June 7, 2005, under our stock option plans, shares held by our Supplemental Executive Retirement Plan, and shares held in other retirement accounts or by certain members of the named individual’s families or corporations for which an individual is an officer or director or held by trust of which an individual is trustee or a substantial beneficiary, over which shares the individual may be deemed to have sole or shared voting and/or dispositive power. The above named individuals held exercisable options and options exercisable within 60 days of June 7, 2005 as follows: Chairman Haligowski — 112,500 shares; Director Oribe — 5,000 shares; Vice Chairman Bruce — 10,500 shares; Director Lipscomb — 5,000 shares; Director Martin — 6,000 shares; Director Mayuga — 10,000 shares; and Director Reed — 5,000 shares.
      The business experience of each of our directors for at least the past five years is as follows:
      George W. Haligowski has served as ITLA Capital’s Chairman of the Board, President and Chief Executive Officer since inception. He has also served as the Bank’s Chairman of the Board and Chief Executive Officer since 1992, and was the Bank’s President from 1992 to October 1997. In 2000 he was again appointed as President of the Bank. From 1990 to the present, he has also served as President, Chief Executive Officer and Principal of Halivest International, Ltd., an international finance and asset management company.

He was previously employed as a Vice President by Shearson Lehman Hutton (1988 to 1990) and Prudential-Bache Securities (1983 to 1988), and by Avco Financial Services as Regional Director of its Japanese branch operations (1976 to 1981), as Training Coordinator for Avco Thrift and Loan (1976) and as a Branch Manager (1974 to 1976).
      Hirotaka Oribe is a licensed architect with international experience in real estate development and urban planning. Since 1993, Mr. Oribe has served as an advisor to Kajima Development Resources, Inc. From 1979 to 1993, Mr. Oribe was Executive Vice President, Chief Operating Officer and a Director of Kajima Development Corporation, a firm engaged in development and construction of single-family and multi-family housing, office buildings, retail space and land development. Mr. Oribe previously held other positions with affiliates of Kajima Corporation of Japan from 1973 to 1979 and was a practicing architect from 1962 to 1973.
      Norval L. Bruce has served as the Vice Chairman and Chief Credit Officer for ITLA Capital and the Bank since June of 1999. He was previously President and Chief Operating Officer of the Bank from October 1997 to June 1999, and previously was the Executive Vice President and Chief Credit Officer of the Bank from 1990 to October 1997. Mr. Bruce was appointed a director of the Bank and ITLA Capital in January 1997 and September 1997, respectively. From 1988 to 1989, he served as Executive Vice President and Chief Credit Officer of Security Pacific Bank, Nevada. He was previously employed by Security Pacific Bank from 1965 to 1988 in a variety of positions including management positions in which he was responsible for both loan origination and credit quality.
      Jeffrey L. Lipscomb is a Chartered Financial Consultant (ChFC) with AXA Advisors, with an individual financial planning practice. Additionally, he is an Executive Vice-President of Excelsior Financial Network, LLC, a wealth planning management group. Previously, he was an Investment Advisory Associate with AXA Advisors and formerly was a Registered Principal and Assistant Manager of the San Diego office of Equitable Financial Companies since 1986, handling corporate group benefits and personal financial planning. Mr. Lipscomb was also with Kidder Peabody from 1983 to 1986.
      Preston Martin is the former Vice Chairman of the Federal Reserve Board of Governors. Mr. Martin previously served as a Senior Advisory Director to the Board. Mr. Martin is currently Chairman of the Board of Martin Associates, a San Francisco based financial services company. Mr. Martin was Chairman and Chief Executive Officer of Seraro Corporation, a Sears Roebuck enterprise, PMI Mortgage Insurance Corporation and PMI Mortgage Corporation. Mr. Martin was also Professor of Finance and Director of Executive Programs at the University of Southern California.
      Sandor X. Mayuga is a member of the California State Bar and has been of counsel to the law firm of Keesal, Young & Logan since April 2004. Prior to that, he was a member of the law firm of Tisdale & Nicholson since 1994. He conducted his own law practice from 1983 to 1994 and was a partner in the Financial Institutions Department of Finley, Kumble, Wagner, Heine, Underberg, Manly & Casey, a New York-based national law firm, from 1980 to 1983. Previously, he served as Assistant General Counsel of Hunt-Wesson Foods, Inc., a subsidiary of Norton Simon, Inc., and was associated with two large regional law firms in Los Angeles County. Since 1980, Mr. Mayuga’s practice has focused on the representation of financial institutions and other finance-related businesses in corporate, transactional and regulatory matters.
      Robert R. Reed is retired from Household International where he was employed in various positions from 1960 to 1992. Mr. Reed served as Vice President of Household Bank from 1980 to 1992. Mr. Reed was previously employed in management positions with Household Financial Corporation from 1962 to 1980. From 1995 to 2000, Mr. Reed served as a director of the Santa Ana City Cable Television Review Board.
BOARD MEETINGS, BOARD COMMITTEES
AND CORPORATE GOVERNANCE MATTERS
      Our Board of Directors generally meets every other month and may have additional special meetings from time to time. During the year ended December 31, 2004, our Board of Directors met six times. No current director attended fewer than 75% of the aggregate of (i) the total number of Board meetings held during the period for which he was a director and (ii) the total number of meetings held by all committees of the Board on which he served during the periods that he served. In addition, all of our Board members are expected to attend our annual meeting of shareholders, although we do not have any written policy as to Board members’ attendance at the annual meeting of shareholders. Last year’s annual meeting of shareholders was attended by the entire Board of Directors.
      Our Board of Directors has determined that Messrs. Lipscomb, Oribe, Martin, Mayuga and Reed, constituting a majority of the Board members, are “independent directors” as that term is defined in the National Association of Securities’ Dealers (“NASD”) listing standards for the Nasdaq Stock Market. Shareholders may communicate directly with the Board of Directors by sending written communications to ITLA Capital, addressed to the Audit Committee Chairman.
Board Committees
      The Board of Directors’ principal standing committees are the Audit, Compensation, Nominating and Executive Committees. The Audit, Compensation and Nominating Committees are composed entirely of independent directors. The Board of Directors has adopted written charters for the Audit and Nominating Committees, as well as a written code of business conduct and ethics that applies to all of our directors, officers and employees. You may obtain copies of these documents free of charge by writing to Anthony A. Rusnak, Esq., Secretary of ITLA Capital, at ITLA Capital Corporation, 888 Prospect Street, Suite 110, La Jolla, California 92037 or by calling (858) 551-0511. In addition, our code of business conduct and ethics is available on our website located at www.itlacapital.com. Our Nominating Committee charter is attached to this proxy statement as Appendix A.
      The principal standing committees are described below.
      Audit Committee. The Audit Committee is currently comprised of Messrs. Martin (Chairman), Lipscomb and Reed. Our Board of Directors has determined that Mr. Martin is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K of the Securities and Exchange Commission, and that all of the Audit Committee members meet the independence requirements as set forth in the NASD’s listing standards. The Audit Committee met six times during fiscal year 2004. The Audit Committee assists our Board in its oversight responsibility relating to the integrity of our financial statements and the financial reporting process, the systems of internal accounting and financial controls and compliance with legal and regulatory requirements. The Audit Committee, among other things:

•	oversees the entire audit function for ITLA Capital, both internal and independent;

•	hires, terminates and/or reappoints our independent auditors;

•	ensures the existence of effective accounting and internal control systems;

•	approves non-audit and audit services to be performed by the independent auditors;

•	reviews and approves all related party transactions for potential conflict of interest situations; and

•	reviews and assesses the adequacy of the Audit Committee charter on an annual basis.
      The report of the Audit Committee is set forth below under “Audit Committee Report.”
      Compensation Committee. The Compensation Committee currently consists of Messrs. Lipscomb and Oribe. The Compensation Committee met once during fiscal year 2004. The Compensation Committee is responsible for:

•	determining compensation to be paid to our executive officers and directors;

•	overseeing the administration of our employee benefit plans covering employees generally; and

•	reviewing our compensation policies and plans.
      The report of the Compensation Committee is set forth below under “Compensation Committee Report on Executive Compensation.”
      Nominating Committee. During 2004, director nominees were recommended by a majority of our independent directors, with the full Board of Directors nominating individuals for election after receiving and considering the recommendations of the independent directors. In May 2005, the Board of Directors appointed a separate Nominating Committee, comprised of Directors Mayuga (Chairman), Reed, Oribe and Lipscomb, each of whom is an independent director. The Nominating Committee is responsible for identifying and recommending director candidates to serve on the Board of Directors. Final approval of director nominees is determined by the full Board, based on the recommendations of the Nominating Committee. The nominees for election at the Meeting identified in this Proxy Statement were recommended to the Board by the newly appointed Nominating Committee.
      The Nominating Committee operates under a formal written charter adopted by the Board, a copy of which is attached to this Proxy Statement as Appendix A, under which the Nominating Committee has the following responsibilities:

(i) recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;

(ii) recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in our certificate of incorporation and bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable organizations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to ITLA Capital’s communities and shared values, as well as overall experience in the context of the needs of the Board as a whole;

(iii) review nominations submitted by shareholders, which have been addressed to the Corporate Secretary, and which comply with the requirements of our certificate of incorporation and bylaws. Nominations from shareholders will be considered and evaluated using the same criteria as all other nominations;

(iv) annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary; and

(v) perform any other duties or responsibilities expressly delegated to the Committee by the Board.
      Nominations must be made pursuant to timely notice in writing to the Corporate Secretary as set forth in Article II, Section 6(c) of our bylaws. Shareholders may recommend candidates for consideration by the Nominating Committee by following the procedures set forth in Article II, Section 6(c). As noted above, shareholder recommended candidates will be considered and evaluated using the same criteria set forth above.
      Article II, Section 6(c) of our bylaws provides that nominations for election as directors by shareholders must be made in writing and delivered to the Secretary of ITLA Capital at least 90 days prior to the annual meeting date. If, however, the date of the meeting is first publicly disclosed less than 100 days prior to the date of the meeting, nominations must be received by ITLA Capital not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed to shareholders or the day on which public disclosure of the date of the meeting was first made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in Article II, Section 6(c) of our bylaws. This information includes the following:

(i) as to each person whom a shareholder proposes to nominate for election as a director, all information relating to the proposed nominee that is required to be disclosed in the solicitation of proxies for election as directors or is otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934, including the proposed nominee’s written consent to serve as a director, if elected; and

(ii) as to the shareholder giving the notice:

•	the name and address, as they appear on our books, of the shareholder; and

•	the number of shares of our Common Stock beneficially owned by the shareholder.
      The foregoing description is a summary of our nominating process. Any shareholder wishing to nominate a candidate or recommend a nominee to our Nominating Committee for its consideration should review and must comply in full with the procedures set forth in our certificate of incorporation and bylaws, and Delaware law.
      Executive Committee. The primary responsibilities of the Executive Committee are to advise our management on matters when the full Board of Directors is unavailable or to conduct business as specifically designated by the full Board. The current members of the Executive Committee are Messrs. Haligowski, Oribe and Bruce. The Executive Committee held twelve meetings in fiscal 2004.
AUDIT COMMITTEE REPORT
      The following Report of the Audit Committee of our Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent ITLA Capital specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.
      Management is responsible for ITLA Capital’s internal controls, financial reporting process and compliance with laws and regulations. The independent accountants are responsible for performing an independent audit of ITLA Capital’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon and annually attesting to management’s assessment of the effectiveness of our internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.
      As required by its charter, the Audit Committee received and reviewed the report of Ernst & Young LLP regarding the results of their audit, as well as the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees). The Audit Committee reviewed and discussed the audited financial statements with ITLA Capital’s management. A representative of Ernst & Young LLP also discussed with the Audit Committee the independence of Ernst & Young LLP from ITLA Capital, as well as the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees).
      In fulfilling its oversight responsibility of reviewing the services performed by ITLA Capital’s independent auditors, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent auditors. The Audit Committee met with the independent auditors to discuss the results of their examinations, the evaluation of ITLA Capital’s internal controls and the overall quality of ITLA Capital’s financial reporting. The Audit Committee also reviewed and discussed with the independent auditors the fees paid to the independent auditors; these fees are described under “Relationship with Independent Auditors” below.
      ITLA Capital’s Chief Executive Officer and Principal Financial Officer also reviewed with the Audit Committee the certifications that each such officer will file with the SEC pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 (“Sarbanes”). Management also reviewed with the Audit Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.
      Based on the Audit Committee’s review and discussions noted above, it recommended to the Board of Directors that the audited financial statements be included in ITLA Capital’s Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the SEC.

      Respectfully submitted by the members of the Audit Committee of the Board of Directors of ITLA Capital Corporation.

Preston Martin
Jeffrey L. Lipscomb
Robert R. Reed
RELATIONSHIP WITH INDEPENDENT AUDITORS
General
      The Audit Committee has reappointed Ernst & Young LLP as the independent public accounting firm to audit our consolidated financial statements for the year ending December 31, 2005, subject to the ratification of the appointment by ITLA Capital’s shareholders. See “Proposal IV — Ratification of the Appointment of Independent Auditors” below.
Independent Auditing Firm Fees
      During the years ended December 31, 2004 and 2003, Ernst & Young LLP provided various audit, audit related and non-audit services to us. Set forth below are the aggregate fees billed for these services:

(a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of our annual financial statements and internal control over financial reporting and reviews of financial statements included in our Quarterly Reports on Form 10-Q for those fiscal years: $277,000 — 2004; $225,250 — 2003.

(b) Audit Related Fees: Aggregate fees billed for professional services rendered related to audits of employee benefit plans, consultations related to the implementation of the Sarbanes-Oxley Act and consultations on accounting matters: $57,000 — 2004; $70,000 — 2003.

(c) Tax Fees: Aggregate fees billed for professional services rendered related to tax compliance, tax advice and tax return preparation: $153,000 — 2004; $101,000 — 2003.

(d) All other fees: None — 2004; None — 2003.
      The audit committee pre-approves all audit and permissible non-audit services to be provided by Ernst & Young LLP and the estimated fees for these services. None of the services provided by Ernst & Young LLP described in items (a)-(c) above was approved by the audit committee pursuant to a waiver of the pre-approved requirements of the SEC’s rules and regulations.
DIRECTOR COMPENSATION
      Directors Fees. During 2004, each non-employee director was paid a monthly fee of $2,250 for serving on our Board of Directors and $750 for each Board or Committee meeting attended for service on such committee. In addition, Director Reed received an honorarium of $5,000 for his active assistance in legislative matters during 2004, Director Lipscomb received an honorarium of $5,000 for his time and assistance with compensation matters, and Director Oribe received an honorarium of $15,000 for his time and assistance with Japanese business matters and his extensive work with the Executive Committee. In 2004, Director Martin received an annual retainer fee of $15,000 for his service as Chairman of the Audit Committee and an honorarium of $15,000 for his time and assistance with matters concerning our agreement with Fannie Mae executed in February 2005.
      Voluntary Retainer Stock and Deferred Compensation Plan. In 1996, we adopted the Voluntary Retainer Stock and Deferred Compensation Plan for Outside Directors (the “Outside Director Plan”). The Outside Director Plan provides for the deferral of compensation earned by non-employee directors in the form of Stock Units (“Stock Units”) in a Stock Unit account (“Stock Unit Account”). Directors may elect to have up to 100% of their fees converted into stock units.

      For dividends paid with respect to our Common Stock, each non-employee director has credited to his Stock Unit Account an additional number of Stock Units in an amount determined under the Outside Director Plan. Each non-employee director’s Stock Unit Account will be settled by delivering to the non-employee director (or his beneficiary) the number of shares of our Common Stock equal to the number of whole Stock Units then credited to the non-employee director’s Stock Unit Account, in either (i) a lump sum or (ii) substantially equal annual installments over a period not to exceed ten years.
      To date, no amounts have been deferred under the Outside Director Plan.
      Stock Options. Under our Stock Option Plan for Non-Employee Directors, each person who was a non-employee director on the plan effective date automatically received on that date, and each person who becomes a non-employee director after that date automatically receives on the date he becomes a non-employee director, an option to purchase 5,000 shares of Common Stock. On the first, second, third, fourth and fifth anniversaries of such 5,000 share grant, each non-employee director automatically receives an option to purchase 1,000 shares of Common Stock. Each option granted under the Stock Option Plan for Non-Employee Directors has a ten-year term, vests in full on the first anniversary of the grant and has an exercise price equal to 100% of the fair market value of our Common Stock on the date of grant. On October 30, 2004, pursuant to the Stock Option Plan for Non-Employee Directors, Preston Martin was granted an option to purchase 1,000 shares of Common Stock with an exercise price of $48.26 per share. The option vests in full on October 30, 2005 and will expire on October 30, 2014. No other options were granted to directors during 2004. Directors who are also employees (Messrs. Haligowski and Bruce) may receive option grants under our Employee Stock Incentive Plan. As described under “Proposal II — Approval of the ITLA Capital Corporation 2005 Re-Designated, Amended and Restated Employee Stock Incentive Plan” and “Proposal III — Approval of the ITLA Capital Corporation 2005 Re-Designated, Amended and Restated Stock Option Plan for Non-Employee Directors,” shareholders are being asked to vote on an amendment and restatement of the Employee Stock Incentive Plan and an amendment and restatement of the Non-Employee Directors Stock Option Plan at the Meeting.

EXECUTIVE COMPENSATION
      The following table sets forth the compensation of the Chief Executive Officer and the other highest earning executive officers of ITLA Capital and the Bank with salary and bonus greater than $100,000 for the years ended December 31, 2004, 2003 and 2002 respectively (the “named executives officers”).

		Annual Compensation						Long-Term
								Compensation
						Other Annual			All Other
		Salary		Bonus		Compensation		Options	Compensation
Name and Principal Position	Year	($)		($)		($)		(#)(1)	($)

George W. Haligowski	2004	$498,750		$1,179,750	(2)	$125,346	(3)	—	$296,938	(4)
Chairman of the Board,	2003	$496,202		$1,000,813	(2)	$174,970	(3)	—	$208,081
President and Chief	2002	$443,350		$671,275	(2)	$79,850	(3)	37,500	$286,183
Executive Officer
Norval L. Bruce	2004	$230,769	(8)	$165,750	(10)	$—		—	$69,294	(5)
Vice Chairman of the	2003	$230,769	(8)	$153,500	(10)	$—		—	$45,263
Board and Chief	2002	$217,469	(8)	$109,504	(10)	$—		20,000	$81,472
Credit Officer
Timothy M. Doyle	2004	$195,000		$157,500		$—		—	$30,951	(6)
Senior Managing	2003	$193,917		$137,750		$—		—	$30,756
Director and Chief	2002	$180,726		$91,004		$—		15,000	$62,231
Financial Officer
Don Nickbarg	2004	$175,528		$110,750	(11)	$—		—	$28,458	(7)
Senior Managing	2003	$175,528		$98,750	(11)	$—		—	$24,949
Director and Chief	2002	$163,004		$83,003	(11)	$—		15,000	$68,115
Banking Officer
Maria Kunac(12)	2004	$30,000		$87,000		$—		—	$18,071	(8)
Senior Managing	2003	$—		$—		$—		—	$—
Director and Chief	2002	$—		$—		$—		—	$—
Lending Officer
Scott Wallace	2004	$150,000		$81,000		$—		—	$22,382	(9)
Managing Director —	2003	$149,084		$67,500		$—		—	$21,874
Finance and Treasurer	2002	$139,545		$69,503		$—		5,000	$23,242

(1)	Options were granted on various dates and vest one-third on each of the three subsequent anniversary dates of issuance.

(2)	$890,474 of the 2004 bonus was deferred at the election of the named executive officer under ITLA Capital’s Nonqualified Deferred Compensation plan. The respective amounts were $173,315 and $400,000 for 2003 and 2002.

(3)	Represents the aggregate incremental cost to ITLA Capital of perquisites and other personal benefits provided to Mr. Haligowski. Included within the amounts for 2004 and 2003 is the incremental cost to ITLA Capital of $33,000 and $83,500, respectively, for Mr. Haligowski’s use of chartered air transportation services. Included within the amount for 2002 is the incremental cost to ITLA Capital of $23,000 for Mr. Haligowski’s use of a company owned vehicle. During 2004, 2003 and 2002, none of the other named executive officers received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of their salary and bonus reported for the year.

(4)	Consists of (a) $30,000 in supplemental housing payments, (b) $63,347 in life insurance premiums, (c) $6,150 in employer contributions to ITLA Capital’s 401(k) plan, (d) $112,769 in preferential interest on employee savings accounts in 2004, and (e) an allocation of 9,408 shares of restricted stock under the Supplemental Executive Retirement Plan (“SERP”) valued at $9.00 per share (see “Supplemental Executive Retirement Plan” below) for an aggregate value of $84,672.

(5)	Consists of (a) $3,247 in life insurance premiums, (b) $6,150 in employer contributions to ITLA Capital’s 401(k) plan, (c) $36,893 in preferential interest on employee savings accounts in 2004, and (d) an allocation of 2,556 shares of restricted stock under the SERP valued at $9.00 per share (see “Supplemental Executive Retirement Plan” below) for an aggregate value of $23,004.

(6)	Consists of (a) $5,257 in life insurance premiums, (b) $6,150 in employer contributions to ITLA Capital’s 401(k) plan, (c) $41 in preferential interest on employee savings accounts in 2004, and (d) an allocation of 2,167 shares of restricted stock under the SERP valued at $9.00 per share (see “Supplemental Executive Retirement Plan” below) for an aggregate value of $19,503.

(7)	Consists of (a) $828 in life insurance premiums, (b) $6,150 in employer contributions to ITLA Capital’s 401(k) plan, (c) $3,984 in preferential interest on employee savings accounts in 2004, and (d) an allocation of 1,944 shares of restricted stock under the SERP valued at $9.00 per share (see “Supplemental Executive Retirement Plan” below) for an aggregate value of $17,496.

(8)	Consists of (a) $71 in life insurance premiums, and (b) an allocation of 2,000 shares of restricted stock under the SERP valued at $9.00 per share (see “Supplemental Executive Retirement Plan” below) for an aggregate value of $18,000.

(9)	Consists of (a) $300 in life insurance premiums, (b) $6,150 in employer contributions to ITLA Capital’s 401(k) plan, (c) $929 in preferential interest on employee savings accounts in 2004, and (d) an allocation of 1,667 shares of restricted stock under the SERP valued at $9.00 per share (see “Supplemental Executive Retirement Plan” below) for an aggregate value of $15,003.

(10)	$115,885 of the 2004 salary and $102,023 of the 2004 bonus was deferred at the election of the named executive officer under ITLA Capital’s Nonqualified Deferred Compensation plan. The respective amounts were $115,385 and $91,067 in 2003 and $108,735 and none in 2002.

(11)	$10,000 of the 2004 bonus was deferred at the election of the named executive officer under ITLA Capital’s Nonqualified Deferred Compensation plan. The respective amounts were $20,000 in each of 2003 and 2002.

(12)	Ms. Kunac joined ITLA Capital on November 1, 2004.
Option Grants for 2004
      No stock options or stock appreciation rights were granted to the named executive officers in 2004.
Option Exercises During 2004 and Option Values at December 31, 2004
      The following table sets forth certain information concerning stock options exercised by the named executive officers in 2004 and the number and value of stock options held by the named executive officers at December 31, 2004.
Aggregated Option Exercises In Last Fiscal Year and
Option Values At December 31, 2004

			Number of Unexercised		Value of Unexercised
			Option at		“In-the-Money” Options
	Shares		Fiscal Year-End (#)		at Fiscal Year-End(1)($)
	Acquired on	Value
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

George W. Haligowski	83,198	$3,497,556	201,802	12,500	$9,030,920	$447,375
Norval L. Bruce	43,532	1,681,687	3,833	6,667	137,195	238,600
Timothy M. Doyle	—	n/a	70,000	5,000	2,987,125	178,950
Don Nickbarg	—	n/a	35,000	5,000	1,472,550	178,950
Maria Kunac	—	n/a	—	—	—	—
Scott Wallace	—	n/a	23,333	1,667	968,627	46,243

(1)	The difference between the aggregate option exercise price and the closing price of $58.79 of the underlying shares at December 31, 2004.

Equity Compensation Plan Information
      The following table sets forth information as of December 31, 2004 with respect to compensation plans under which shares of our Common Stock may be issued:

	Number of		Number of Shares
	Shares to be		Remaining Available
	Issued Upon		for Future Issuance
	Exercise of	Weighted Average	Under Equity
	Outstanding	Exercise Price of	Compensation Plans
	Options,	Outstanding	(Excluding Shares
	Warrants and	Options Warrants	Reflected in the
Plan Category	Rights	and Rights	First Column) (1)

Equity compensation plans approved by shareholders	592,339	$17.53	260,267
Equity compensation plans not approved by shareholders	N/A	N/A	N/A

Total	592,339	$17.53	260,267

(1)	This amount includes 125,000 shares issuable under our 1996 Voluntary Retainer Stock and Deferred Compensation for Outside Directors, described under “Director Compensation.” Under our Employee Stock Option Incentive Plan, up to all of the 130,267 shares remaining available for issuance under that plan as of December 31, 2004 could be issued to plan participants pursuant to awards of restricted stock, performance shares and/or performance units.
Agreements With Mr. Haligowski
      We have entered into an employment agreement with Mr. Haligowski. The employment agreement provides for an initial employment term of five years, with the agreement automatically annually extending for an additional one-year period each year unless either party provides the other with at least 90 days notice of the non-extension or termination, provided that if a “change in control,” as defined in the agreement, occurs, the term of the agreement will be automatically extended so that it expires 60 months after the change in control. The employment agreement provides that we may terminate Mr. Haligowski “for cause,” as defined in the employment agreement. In the event Mr. Haligowski is “involuntarily terminated,” as defined in the employment agreement, including following a “change of control,” as defined in the employment agreement, Mr. Haligowski will be entitled to receive: (i) a lump sum cash payment determined by multiplying the amount of the cash bonus or cash incentive compensation paid to him for the most recently completed fiscal year by a fraction, the numerator of which is the number of days in the year elapsed through the date of termination and the denominator of which is 365; (ii) during the remaining term of the agreement (or for five years, if longer, if a change in control has occurred) his base salary calculated at the highest annual rate during the three years prior to his involuntary termination and the average amount of cash bonus and incentive compensation paid for the two years prior to his involuntary termination, if any; (iii) the continuation of all employment related benefits for the 60 months following the date of termination; (iv) the immediate vesting of any stock options and restricted stock awards previously granted and outstanding; and (v) the transfer to him of title to the company-owned vehicle currently used by him. If his employment is involuntarily terminated following a change of control, Mr. Haligowski will also be retained as a consultant for an eighteen month period at a monthly consulting fee equal to 75% of his base salary. If a change in control occurs, regardless of whether his employment is involuntarily terminated, Mr. Haligowski will receive an additional contribution to his account in our Supplemental Executive Retirement Plan equal to 3.95 times his base salary. In addition, stock options and restricted stock awards previously granted and outstanding, salary continuation plans, equity club memberships and other fringe benefits shall immediately vest following a change of control. The annual base salary for Mr. Haligowski under the employment agreement is currently $590,000 (which may be increased from time to time by the Board of Directors). The employment agreement also provides for, among other things, annual incentive compensation, disability pay, participation in stock benefit and salary continuation plans, and other fringe benefits, including a supplemental housing payment of not less than $2,500 per month, an automobile allowance of not less than $1,950 per month, and life insurance coverage in an amount not less than four times Mr. Haligowski’s annual salary. In March 2000, we adopted a Salary Continuation Plan for the benefit of Mr. Haligowski. Under the terms of this plan, Mr. Haligowski will be entitled to receive monthly payments, based on 75% of his average monthly base salary for the three years preceding the year in which the plan benefits become payable, for a 15 year period. The benefits under the plan become payable on the earlier of Mr. Haligowski’s retirement upon reaching age 65, or his death, disability, or involuntary termination (other than a termination for cause, as defined in the agreement). If Mr. Haligowski voluntarily terminates his employment prior to reaching age 65, the benefit payable to him under the plan will be prorated based on the ratio of the actual period that he worked while the plan is in effect to the scheduled period of time that he would have worked if he had continued to work until reaching age 65. If we undergo a change of control, the vesting of plan benefits accelerates and become payable monthly over a ten-year period, with an increased monthly payment to reflect the shorter payment period.
Change of Control Agreements
      We have entered into change of control agreements with Messrs. Bruce, Doyle, Nickbarg and Wallace. The change in control agreements have initial terms of one year and shall automatically extend for additional one-year periods upon a change of control, as defined in the agreement, or upon their anniversary date, unless either party provides the other with at least 90 days notice of termination. These agreements provide that in the event the officer is involuntarily terminated within 24 months following a change of control, as defined in the agreement, the officer shall be entitled to receive upon such termination an amount equal to the greater of the annualized salary as in effect on the date of the change of control or the date of termination for a period of up to 18 months and a pro rata portion of his bonus from the previous year. In addition we will maintain health, dental and life insurance benefits for up to the next 18 months for each officer and transfer title to our owned vehicle currently used by the officer or, in the event the officer receives a monthly cash car allowance in lieu of the use of our vehicle, we shall pay an amount equal to up to 18 times the monthly allowance. Stock options and restricted stock awards previously granted and outstanding will also immediately vest. The annual base salaries for Messrs. Bruce, Doyle, Nickbarg and Wallace are currently $241,500, $225,000, $185,000 and $162,000, respectively.
      Both Mr. Haligowski’s employment agreement and the change of control agreements also provide that to the extent any payments made may be considered excess parachute payments under Section 280G of the Internal Revenue Code that are subject to excise tax, we will pay an additional amount needed to insure that the amount of payments and value of benefits received equals the same amount in the absence of any excise tax.
Supplemental Executive Retirement Plan (SERP)
      The SERP provides that the compensation committee may make restricted stock awards under ITLA Capital’s Recognition and Retention Plan (RRP) on a tax deferred basis through the SERP. The SERP further provides that Mr. Haligowski shall receive an allocation annually, subject to the performance terms of the RRP, of a restricted stock award equal to one-third of his base salary and all other participants shall receive an award equal to one-fifth of base salary subject to the approval of the compensation committee, which may also allocate a greater or lesser award or no award in its discretion. For this purpose, each share of Common Stock has been valued at $9.00 per share, the fair market value of the Common Stock on the date of issuance to the SERP. A participant shall only have a vested right to amounts allocated to his or her account if the participant is employed on the last day of a three year vesting cycle or earlier at the discretion of the compensation committee. Upon a change in control (as defined in the SERP), the participant shall have an accelerated vesting of all shares allocated to his or her account. The participant shall only have a right to vested shares in his or her account upon normal retirement, death, disability or termination. The last day of the next vesting cycle for shares allocated to the SERP accounts for the benefit of the participants for the years 2003, 2004 and 2005 is December 31, 2005.

Nonqualified Deferred Compensation Plans
      The ITLA Capital Corporation Supplemental Salary Savings Plan (the “Supplemental Plan”) and Nonqualified Deferred Compensation Plan (the “Deferral Plan”) are designed to provide additional retirement benefits for certain officers and highly compensated employees. The Supplemental Plan provides participating employees with an opportunity to make up benefits not available under the 401(k) Plan due to any application of limitations on compensation and maximum benefits under the 401(k) Plan. Benefits under the Supplemental Plan are provided at the same time and in the same form as benefits under the 401(k) Plan, and become taxable to the participant at that point. The Deferral Plan allows a participant to defer receipt of, and current taxation upon, designated portions of the participant’s direct cash compensation until a future date specified by the participant. Both of these plans are unfunded plans, meaning that all benefits payable there under are payable from our general assets, and funds available to pay benefits are subject to the claims of our general creditors. We have established a Rabbi Trust with a third party FDIC insured financial institution which holds the contributions to the Supplemental Plan and Deferral Plan, for the purpose of providing the benefits set forth under the terms of the plans. Participants only have the rights of unsecured creditors with respect to the Rabbi Trust assets.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      During 2004, the Compensation Committee was comprised of Directors Lipscomb and Oribe.
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
      The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:
      Compensation Policies. Under the supervision of the Board of Directors, ITLA Capital has developed and implemented compensation policies, plans and programs which seek to enhance the profitability of ITLA Capital, and thus shareholder value, by closely aligning the financial interests of ITLA Capital’s employees, including its Chief Executive Officer and ITLA Capital’s other senior management, with those of its shareholders.
      The executive compensation program of ITLA Capital is designed to:

•	Support a pay-for-performance policy that differentiates compensation based on corporate and individual performance;

•	Motivate employees to assume increased responsibility and reward them for their achievements;

•	Provide compensation opportunities that are comparable to those offered by other leading companies, allowing ITLA Capital to compete for and retain talented executives who are critical to ITLA Capital’s long-term success; and

•	Align the interests of executives with the long-term interests of shareholders through award opportunities that can result in ownership of Common Stock.
      At present, the executive compensation program is comprised of salary, annual cash bonus incentive opportunities, long-term incentive opportunities in the form of stock options and restricted stock awards, and miscellaneous benefits typically offered to executives by major corporations. The Committee considers the total compensation (earned or potentially available) in establishing each element of compensation so that total compensation paid is competitive with the marketplace.
      For Mr. Haligowski and the other executive officers, as an executive’s level of responsibility increases, a greater portion of his or her potential total compensation opportunity is based on ITLA Capital’s performance rather than on salary. Reliance on ITLA Capital performance causes greater variability in the individual’s total compensation from year to year. By varying annual and long-term incentives and basing both on corporate performance, ITLA Capital believes executive officers are encouraged to continue focusing on building profitability and shareholder value.
      Salary and Bonus. After taking into account a comparison of salaries of chief executive officers of financial institutions statewide performed by an independent compensation consultant, the Committee decided not to change Mr. Haligowski’s salary for 2004, keeping it at the 2003 level of $498,750. Likewise, each other executive officer’s base salary for 2004 was kept at the 2003 level. Mr. Haligowski’s cash bonus for 2004 was determined by the Committee after considering Mr. Haligowski’s individual performance and the performance of ITLA Capital during 2004. The 2004 cash bonuses for the other executive officers were also determined by the Committee based on the individual performance of each officer and the performance of ITLA Capital during 2004, as well as the recommendations of Mr. Haligowski.
      Stock Option Awards. The Employee Stock Incentive Plan is designed to align a significant portion of the executive compensation program with shareholder interests. The Employee Stock Incentive Plan provides for the granting of stock-based awards. To date, stock options are the only awards granted under the Employee Stock Incentive Plan to executive officers and other key employees. As noted under “Proposal II. Approval of the ITLA Capital Corporation 2005 Re-Designated, Amended and Restated Employee Stock Incentive Plan,” the Employee Stock Incentive Plan is set to expire in October 2005 and shareholders are being asked to approve an amendment and restatement of the Employee Stock Incentive Plan at the Meeting.
      Restricted Stock Awards. In 1996, the Committee adopted a policy relating to the granting of restricted stock awards to executive officers and certain key employees under the RRP to be carried out by the Committee. Under this policy, awards may be granted to plan participants by the Committee utilizing objective criteria adopted by the Committee and approved by the Board of Directors, after taking into account the proposed allocations under ITLA Capital’s SERP, the practices of other publicly traded financial institutions and such other factors as deemed appropriate. In addition, under the formula, no awards under the RRP may be granted in any year in which Imperial Capital Bank does not achieve a return on average assets of at least .50% and remain adequately capitalized under FDIC rules.

Jeffrey L. Lipscomb
Hirotaka Oribe

PERFORMANCE GRAPH
      The following Stock Performance Graph shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this graph therein, and shall not otherwise be deemed filed under such Acts.
      The following graph, prepared by SNL Securities, L.C., compares the performance of our Common Stock with that of the Nasdaq Composite Index (U.S. Companies) and the SNL Bank Index over a five year period through December 31, 2004. The comparison assumes $100 was invested on December 31, 1999 in our Common Stock and in each of the foregoing indices and assumes the reinvestment of all dividends. Historical stock price performance is not necessarily indicative of future stock price performance.

	Period Ending

Index	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04

ITLA Capital Corporation	100.00	152.24	166.85	264.52	398.81	457.98
NASDAQ — Total US	100.00	60.82	48.16	33.11	49.93	54.49
SNL Bank Index	100.00	118.10	119.29	109.38	147.55	165.34

TRANSACTIONS WITH CERTAIN RELATED PERSONS
      During 2004, we utilized the services of Tisdale & Nicholson. Director Mayuga was a partner in that law firm for a portion of 2004. During that period, this law firm received $4,100 in legal fees from ITLA Capital and the Bank.
      During 2004, we also utilized the services of Keesal, Young & Logan. Director Mayuga became of counsel to that law firm after leaving Tisdale & Nicholson. During 2004, this law firm received $2,400 in legal fees from ITLA Capital and the Bank.
      ITLA Capital has entered into a lending agreement with Mr. Haligowski as of January 20, 2000 for a seven hundred thousand dollar ($700,000) line of credit. To date, no funds have been drawn down from this line.
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
      Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
      To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2004, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except for the inadvertent failure by Director Martin to timely file a Form 4 to report one transaction.
PROPOSAL II — APPROVAL OF THE ITLA CAPITAL CORPORATION 2005 RE-DESIGNATED,
AMENDED AND RESTATED EMPLOYEE STOCK INCENTIVE PLAN
      On June 22, 2005, our Board of Directors approved an amendment and restatement (the “Employee Stock Incentive Plan Amendment”) of our Employee Stock Incentive Plan (the “Employee Stock Incentive Plan”). The primary purposes of the Employee Stock Incentive Plan Amendment are to:

•	increase the number of shares of common stock available for awards under the Employee Stock Incentive Plan by an additional 300,000 shares;

•	add a share counting formula to the Employee Stock Incentive Plan pursuant to which each share issued under awards other than stock options counts against the number of total shares available under the Employee Stock Incentive Plan as two shares, and each share issued under stock options counts against the total shares available under the Employee Stock Incentive Plan as one share;

•	add a provision prohibiting the repricing of outstanding stock options or stock appreciation rights without shareholder approval;

•	add restricted stock units as an award type and eliminate discounted stock options as an award type; and

•	extend the term of the Employee Stock Incentive Plan to July 27, 2015.
      The other material features of the Employee Stock Incentive Plan generally remain the same as under the terms of the Employee Stock Incentive Plan previously approved by the shareholders. However, the Employee Stock Incentive Plan Amendment makes certain additional changes to the terms of the Employee Stock Incentive Plan in order to clarify specified matters and to ensure our continued compliance with the Internal Revenue Code of 1986, as amended (the “Code”). Approval of the Employee Stock Incentive Plan Amendment requires the affirmative vote of a majority of the votes cast on the proposal.

      If shareholders approve the Employee Stock Incentive Plan Amendment, the total number of shares of Common Stock reserved for issuance under the plan will increase from 1,261,000 to 1,561,000, and the maximum number of shares that may be issued under the Employee Stock Incentive Plan on or after July 27, 2005 will increase to 803,956 shares. The 803,956 shares are comprised of shares subject to outstanding awards as of June 7, 2005 (382,189 shares), shares available for, but not yet subject to, a grant or award as of June 7, 2005 (121,767 shares), plus the additional 300,000 shares authorized by the Employee Stock Incentive Plan Amendment. On June 21, 2005 the closing price of a share of our Common Stock on the Nasdaq Stock Market was $53.67.
      The Board believes that the Employee Stock Incentive Plan is an important way to attract, retain, and motivate key employees (including officers and directors who are employed by ITLA Capital and consultants) to produce continued growth in shareholder value. Participation in the Employee Stock Incentive Plan rewards these persons for superior performance by giving them an opportunity to participate in this growth. The Board believes that the stock options that may be granted, and other stock-based compensation awards that may be made, under the Employee Stock Incentive Plan will be consistent with grants and awards made by companies with which ITLA Capital competes for key talent.
      If the Employee Stock Incentive Plan Amendment is not approved by shareholders, the Employee Stock Incentive Plan will expire on October 18, 2005 and no awards may be made under the Employee Stock Incentive Plan after that date. The Board believes that ITLA Capital would be at a significant disadvantage with its competitors if it were unable to grant equity-based incentive awards under the Employee Stock Incentive Plan after October 18, 2005. Based on its review of prior grants and awards made under the Employee Stock Incentive Plan and the Board’s expectation that any future grants and awards would be comparable to past practices, the Board anticipates that the increase in the number of shares available for grants and awards pursuant to the Employee Stock Incentive Plan Amendment will be sufficient to achieve the Employee Stock Incentive Plan’s purposes for the reasonably foreseeable future.
      The principal features of the Employee Stock Incentive Plan are discussed below. The discussion is only a summary and is qualified in its entirety by reference to the Employee Stock Incentive Plan, a copy of which, as it is proposed to be amended and restated, is attached to this Proxy Statement as Appendix B.
General
      The Employee Stock Incentive Plan provides for the grant to employees of (including officers and directors who are employed by ITLA Capital) and consultants to ITLA Capital and its subsidiaries (collectively “Participants”) of awards consisting of any type of arrangement, security or benefit that, by its terms, involves the issuance of Common Stock or provides a benefit that derives its value from Common Stock, including, without limitation, stock options, stock appreciation rights, restricted stock, restricted stock units, performance units and performance shares (“Awards”) generally as follows:

•	Options to purchase shares of Common Stock, which may be either “Incentive Stock Options” within the meaning of Section 422 of the Code (“Incentive Stock Options”) or non-statutory options which do not satisfy the provisions of Section 422 of the Code (“Non-Qualified Stock Options”) (Incentive Stock Options and Non-Qualified Stock Options, together, are referred to as “Stock Options”);

•	Stock Appreciation Rights (“SARs”);

•	Restricted Stock and Restricted Stock Units; and

•	Performance Units and Performance Shares.
      Subject to adjustments described below under “Changes in Capitalization; Change in Control,” the Employee Stock Incentive Plan had, as of June 7, 2005, only 121,767 shares of Common Stock remaining available for future Awards. If the Employee Stock Incentive Plan Amendment is approved, the number of shares of Common Stock authorized for future Awards will increase to 421,767 shares. Under the existing Employee Stock Incentive Plan, whenever an Award is granted, the number of shares available for future Awards is reduced by one. Under the Employee Stock Incentive Plan Amendment, the number of shares available for future Awards will be reduced by one share for each share that is subject to a Stock Option that is granted and by two shares that is subject to any other type of Award that is granted. For example, if we issue 100 shares of Stock Options, we will reduce the number of shares available by 100. If we issue 100 shares of Restricted Stock, we will reduce the number of shares available by 200. The Employee Stock Incentive Plan Amendment also provides that with respect to SARs, only the net number of shares issued to settle the SARs upon their exercise (multiplied by two) will be counted against the number of shares available for future Awards. Any shares subject to an Award which expires or is terminated unexercised will again be available for issuance under the Employee Stock Incentive Plan. The Employee Stock Incentive Plan Amendment provides that shares used to pay the exercise price of a Stock Option and shares used to satisfy tax withholding obligations are not available for future Awards. The shares with respect to which Awards may be granted may be either authorized and unissued shares or issued shares reacquired and held by ITLA Capital as treasury shares.
Administration of the Employee Stock Incentive Plan
      The Employee Stock Incentive Plan is administered by a committee (the “Employee Stock Incentive Plan Committee”) of two or more members of the Board of Directors of ITLA Capital, each of whom qualifies as (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (ii) an “outside director” within the meaning of Section 162(m) of the Code and the regulations thereunder. Members of the Employee Stock Incentive Plan Committee serve at the discretion of the Board of Directors and may be removed by the Board at any time. The Compensation Committee of the Board of Directors, comprised of Directors Lipscomb and Oribe, presently serves as the Employee Stock Incentive Plan Committee.
      The Employee Stock Incentive Plan Committee generally has sole and complete authority and discretion to:

•	select Participants and grant Awards;

•	determine the number of shares to be subject to individual Awards granted under the Employee Stock Incentive Plan;

•	determine the terms and conditions upon which Awards shall be granted under the Employee Stock Incentive Plan;

•	prescribe the form and terms of instruments evidencing such grants;

•	establish from time to time regulations for the administration of the Employee Stock Incentive Plan;

•	interpret the Employee Stock Incentive Plan; and

•	make all determinations deemed necessary or advisable for the administration of the Employee Stock Incentive Plan.
      Awards under the Employee Stock Incentive Plan are to be evidenced by written agreements containing the terms and conditions of the Awards. Award agreements are subject to amendment, including unilateral amendment by ITLA Capital (with the approval of the Employee Stock Incentive Plan Committee) unless the amendments adversely affect the Participant.
Duration and Modification
      The Employee Stock Incentive Plan will remain in effect, subject to the Board’s right to early termination of the Employee Stock Incentive Plan, until all Awards under the Employee Stock Incentive Plan have expired or terminated or have been exercised or fully vested, and all shares of Common Stock subject to Awards have been purchased or acquired pursuant to the provisions of the Awards. The Employee Stock Incentive Plan Amendment provides that no Award may be granted under the Employee Stock Incentive Plan after July 27, 2015.

      The Board may amend, alter, or discontinue the Employee Stock Incentive Plan, but no amendment, alteration or discontinuation may be made which would impair the rights of any Participant with respect to an Award granted to him or her without his or her consent, which would cause Section 409A of the Code to apply to the Employee Stock Incentive Plan, unless the benefit affected thereby is subject to Section 409A or is intended to be subject to Section 409A, or which, without the approval of our shareholders would: (a) except as expressly provided in the Employee Stock Incentive Plan in connection with a change in our capitalization, increase the total number of shares of Common Stock reserved for Awards under the Employee Stock Incentive Plan; (b) except as expressly provided in the Employee Stock Incentive Plan in connection with a change in our capitalization, change the exercise price of any Stock Option or SAR; (c) change the Participants eligible to participate in the Employee Stock Incentive Plan; (d) extend the maximum option term; (e) extend the duration of the Employee Stock Incentive Plan; or (f) otherwise amend the Employee Stock Incentive Plan in any manner requiring shareholder approval by law or under the Nasdaq Stock Market listing requirements.
No Repricing
      Under the Employee Stock Incentive Plan Amendment, without limiting our ability to make adjustments in connection with stock splits and similar changes in capital structure as described below, we may not, without shareholder approval, reprice any previously granted Stock Option or SAR, including canceling a previously awarded Stock Option or SAR and replacing it with a new grant.
Stock Options
      The Employee Stock Incentive Plan Committee may grant Stock Options, which may be Incentive Stock Options or Non-Qualified Stock Options. The exercise price of a Stock Option must be no less than the fair market value of the underlying shares of Common Stock on the date of grant and may not expire more than ten years after the date of grant. The Employee Stock Incentive Plan Amendment would eliminate discounted stock options as an Award type, which are Stock Options granted at a price at least equal to 85% of the fair market value of the underlying shares of Common Stock on the date the option is granted. We have not previously granted any discounted stock options under the Employee Stock Incentive Plan. Options are exercisable only upon the payment in full of the exercise price in cash, in shares of Common Stock having a fair market value equal to the exercise price or by a combination of cash and stock. The Employee Stock Incentive Plan Committee in its sole discretion may also permit payment of the exercise price by (i) having shares withheld from the total number of shares of Common Stock to be issued upon exercise or (ii) through a broker-assisted “cashless exercise.”
      Incentive Stock Options may be granted only to Participants who are employees. The term of an Incentive Stock Option may not exceed ten years. The exercise price of an Incentive Stock Option may not be less than the fair market value per share of the Common Stock on the date such Incentive Stock Option was granted. No Incentive Stock Option may be granted to any individual who, at the time of the grant, owns shares having more than 10% of the total combined voting power of all classes of our stock unless the exercise price of that Incentive Stock Option is at least 110% of the fair market value per share on the date of the grant and the term of the Incentive Stock Option does not exceed five years from the date of grant. The aggregate market value (determined at the time any Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year may not exceed $100,000. The Employee Stock Incentive Plan Amendment would increase the maximum number of shares of Common Stock that may be issued in the form of Incentive Stock Options under the Employee Stock Incentive Plan from 950,000 shares to 1,561,000 shares.
      No Stock Option awarded under the Employee Stock Incentive Plan may be transferred, except upon the death of the Participant, by will or the laws of descent and distribution, or, in the case of a Non-Qualified Stock Option, during the lifetime of the Participant, pursuant to a qualified domestic relations order. The Employee Stock Incentive Plan Amendment would permit Non-Qualified Stock Options to also be transferred by the Participant by gift to an immediate family member of the Participant (defined as the

Participant’s spouse, children and grandchildren), if the Employee Stock Incentive Plan Committee so specifies in the agreement evidencing the Non-Qualified Stock Option. An Incentive Stock Option may be exercisable only by the Participant during his or her lifetime.
      In the event a Participant’s employment with ITLA Capital or any of its subsidiaries terminates for any reason other than retirement, disability, death and cause, any Stock Option held by the Participant will continue to vest and remain exercisable until the earlier of (i) the expiration of the option term or (ii) the expiration of the three-month period following the termination of employment. If a Participant’s employment terminates due to retirement, death or disability, any Stock Option held by the Participant will continue to vest and remain exercisable until the earlier of (i) the expiration of the option term; or (ii) (a) the expiration of the six month period following the termination of employment, if due to retirement, or (b) unless the Employee Stock Incentive Plan Committee provides otherwise in the agreement evidencing the Stock Option, the expiration of the one year period following the termination of employment, if due to death or disability. If a Participant’s employment is terminated for cause, any Stock Option held by the Participant will automatically terminate and will no longer be exercisable.
SARs
      The Employee Stock Incentive Plan Committee has the authority, in its discretion, to grant SARs that are either related or unrelated to Stock Options. The exercise of an SAR will entitle the Participant to receive payment of an amount equal to (i) the amount by which the fair market value per share of the Common Stock on the date the SAR is exercised exceeds the exercise price per share, multiplied by (ii) the number of shares with respect to which the SAR is being exercised. Under the current Employee Stock Incentive Plan, payment for SARs may be made in cash, shares of Common Stock, or a combination of both, at the sole discretion of the Employee Stock Incentive Plan Committee. Under the Employee Stock Incentive Plan Amendment, payment for SARs may only be made in shares of Common Stock, with fractional share interests rounded up to the nearest whole share. The term of an SAR may not exceed ten years and the exercise price of an SAR may not be less than the fair market value per share of the Common Stock on the date of grant. SARs are exercisable following the termination of a Participant’s employment to the same extent as Stock Options, as described above.
      No SAR awarded under the Employee Stock Incentive Plan may be transferred, except upon the death of the Participant, by will or the laws of descent and distribution, or, during the Participant’s lifetime, pursuant to a qualified domestic relations order. The Employee Stock Incentive Plan Amendment would permit SARs not related to Incentive Stock Options to also be transferred by the Participant by gift to an immediate family member of the Participant, if the Employee Stock Incentive Plan Committee so specifies in the agreement evidencing the SAR. An SAR that is related to an Incentive Stock Option may be exercisable only by the Participant during his or her lifetime.
Restricted Stock and Restricted Stock Units
      The Employee Stock Incentive Plan Committee may grant Restricted Stock, issuing to the Participant a stated number of shares of Common Stock which may not be sold or otherwise transferred for a period of time stipulated by the Employee Stock Incentive Plan Committee (the “Restricted Period”) at the time of making the Award and subject to such additional restrictions as may be contained in the agreement evidencing the Award. The Employee Stock Incentive Plan Amendment would allow the Employee Stock Incentive Plan Committee to also grant Restricted Stock Units, giving the Participant the right to receive a stated number of shares of Common Stock upon the expiration of a vesting period. An Award of Restricted Stock or Restricted Stock Units may be subject to specified performance measures for the applicable Restricted Period. During the Restricted Period, a Participant holding shares of Restricted Stock may exercise full voting rights with respect to those shares and is entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. A Participant holding Restricted Stock Units has no voting rights with respect to shares of Common Stock underlying Restricted Stock Units unless and until such shares are reflected as issued and outstanding shares on our stock ledger. Shares underlying Restricted Stock Units will be entitled to dividends or dividend equivalents only to the extent provided by the Employee Stock Incentive Plan Committee.
      Shares of Restricted Stock and Restricted Stock Units will be non-transferable and subject to forfeiture if the Participant does not remain continuously in the employment of ITLA Capital during the Restricted Period or, if the shares of Restricted Stock or Restricted Stock Units are subject to performance measures, if the performance measures are not attained during the Restricted Period. If a Participant’s employment terminates for any reason other than death, disability or retirement, then any shares of Restricted Stock or Restricted Stock Units still subject to restrictions on the date of termination will automatically be forfeited and returned to ITLA Capital; however, if the Participant’s employment is involuntarily terminated, the Employee Stock Incentive Plan Committee in its sole discretion may waive the automatic forfeiture of any of all of the shares of Restricted Stock or Restricted Stock Units and/or add new restrictions. Once a Participant attains normal retirement age under ITLA Capital’s 401(k) Plan (age 65), the Restricted Period applicable to any unvested shares of Restricted Stock or Restricted Stock Units held by the Participant will automatically lapse. If a Participant’s employment is terminated because of early retirement under ITLA Capital’s 401(k) Plan (for which the eligible age is 55 with a minimum of five years of service), any shares of Restricted Stock still subject for restrictions will be forfeited and returned to ITLA Capital; however, the Employee Stock Incentive Plan Committee in its sole discretion may waive the restrictions remaining as to any or all of the shares or add new restrictions. If a Participant’s employment is terminated due to death or disability, any remaining restrictions applicable to Restricted Stock or Restricted Stock Units held by the Participant will lapse with respect to the number of shares equal to the number of shares of Restricted Stock or shares underlying Restricted Stock Units granted to the Participant multiplied by the number of months which have elapsed since the date of grant divided by the total number of months in the Restricted Period. All remaining shares still subject to restriction will be forfeited and returned to ITLA Capital; however, the Employee Stock Incentive Plan Committee in its sole discretion may waive the restriction on any or all such remaining shares of Restricted Stock or Restricted Stock Units.
Performance Shares and Performance Units
      Each Performance Share and each Performance Unit will have a value determined by the Employee Stock Incentive Plan Committee at the time of grant and entitle the Participant to receive shares of Common Stock, based upon the degree of achievement of pre-established performance goals during a specified performance period.
      Performance goals are fixed by the Employee Stock Incentive Plan Committee as the Employee Stock Incentive Plan Committee in its sole discretion deems appropriate, and may be based upon one or more of several business criteria, as described in the Employee Stock Incentive Plan. The Employee Stock Incentive Plan Committee, in its sole discretion, may set different performance goals for different Participants, different Awards and different performance periods. In all cases, however, performance goals must include a minimum performance standard below which no part of the relevant Award will be earned.
      If the Participant’s employment terminates due to death, disability or retirement, the Participant (or his or her beneficiary in the event of death) will receive pro rata payment on any Performance Shares based on the number of months’ service during the Performance Period but based on the achievement of performance goals during the entire Performance Period. If a Participant’s employment is terminated for any reason other than death, disability or retirement, all Performance Shares will be forfeited; however; if the Participant’s employment is involuntarily terminated, the Employee Stock Incentive Plan Committee in its sole discretion may waive the automatic forfeiture provisions and pay out on a pro rata basis in the same manner as in the event of termination of employment due to death, disability or retirement.
      No Performance Shares may be transferred, except upon the death of the Participant, by will or the laws of descent and distribution, or, during the lifetime of the Participant, pursuant to a qualified domestic relations order. All rights with respect to Performance Shares may be exercisable only by the Participant during his or her lifetime.

Changes in Capitalization; Change in Control
      Shares as to which Awards may be granted under the Employee Stock Incentive Plan, and Shares then subject to Awards, will be adjusted by the Employee Stock Incentive Plan Committee in the event of any merger, consolidation, combination or exchange of shares, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of ITLA Capital.
      Upon a change of control of ITLA Capital, all outstanding Awards will vest 100%. All outstanding unexercised and unvested Stock Options and SARs will be immediately exercisable by their holders. Restrictions on Restricted Stock and Restricted Stock Units will lapse. All Performance Shares and Performance Units will be paid out based on the extent to which performance goals during the Performance Period have been met up to the date of the change in control, or at target, whichever is higher.
      A “change in control” is defined in the Employee Stock Incentive Plan as any of the following events: (i) a Schedule 13D is filed with the Securities and Exchange Commission disclosing that any person is the beneficial owner of 30% or more of the outstanding shares of our Common Stock; (ii) any person purchases shares pursuant to a tender offer or exchange offer to acquire shares of Common Stock if after completion of the offer, the person is the beneficial owner of 30% or more of the outstanding shares of Common Stock; (iii) the shareholders of ITLA Capital approve (a) any consolidation or merger of ITLA Capital in which ITLA Capital is not the surviving company or pursuant to which shares of Common Stock would be converted into cash, securities or other property or (b) any sale or other disposition of all or substantially all of the assets of ITLA Capital; or (iv) there has been a change in a majority of ITLA Capital’s board of directors within a 12-month period unless the election or nomination for election of each new director was approved by two-thirds of the directors then still in office who were in office at the beginning of the 12-month period.
Federal Income Tax Consequences
      Under current federal income tax laws, Awards under the Employee Stock Incentive Plan will have the following federal income tax consequences:

(1) The grant of a Stock Option will not, by itself, result in the recognition of taxable income to the Participant or entitle us to a deduction at the time of grant.

(2) If the Participant exercises an Incentive Stock Option, the exercise of the option will generally not, by itself, result in the recognition of taxable income by the Participant or entitle us to a deduction at the time of exercise. However, the difference between the exercise price and the fair market value of the shares of Common Stock acquired on the date of exercise is an item of adjustment included for purposes of calculating the Participant’s alternative minimum tax.

If the Participant does not hold the shares of Common Stock acquired upon exercise of an Incentive Stock Option for at least one year after the exercise of the Stock Option or two years after the grant of the Stock Option, whichever is later, the Participant will recognize ordinary income upon disposition of the shares in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the Stock Option. If this happens, we will be entitled to a corresponding deduction in the amount of ordinary income, if any, that the Participant recognizes. The Participant also will recognize a capital gain (loss) to the extent the sale price exceeds (is less than) the fair market value of the shares of Common Stock on the date of exercise of the Stock Option. We will not be entitled to a corresponding deduction for any such capital gain. The capital gain (loss) will be characterized as short-term if the Participant does not hold the shares for more than one year after the exercise of the Stock Option and long-term if the Participant does hold the shares for more than one year after the exercise of the Stock Option.

If the Participant holds the shares of Common Stock acquired upon exercise of an Incentive Stock Option for one year after the Stock Option is exercised and two years after the Option is granted, the Participant will recognize a capital gain (loss) upon disposition of the shares to the extent the sale price exceeds (is less than) the exercise price. This capital gain (loss) will be characterized as short-term if the Participant does not hold the shares for more than one year after the exercise of the Stock Option and long-term if the Participant does hold the shares for more than one year after the exercise of the Stock Option. We will not be entitled to a corresponding deduction for any such capital gain.

(3) If the Participant exercises a Non-Qualified Stock Option, the Participant will recognize ordinary income on the date of exercise in an amount equal to the difference between the fair market value on the date of exercise of the shares of Common Stock acquired pursuant to the exercise and the exercise price of the Non-Qualified Stock Option then being exercised. We will be allowed a deduction in the amount of any ordinary income recognized by the Participant upon exercise of the Non-Qualified Stock Option. When the Participant sells the shares acquired upon exercise of a Non-Qualified Stock Option, the Participant will recognize a capital gain (loss) to the extent of any appreciation (depreciation) in value of the shares from the time of exercise to the date of sale. We will not be entitled to a corresponding deduction for any such capital gain. The capital gain (loss) will be short-term if the Participant does not hold the shares for more than one year after the exercise of the Stock Option and long-term if the Participant does hold the shares for more than one year after the exercise of the Stock Option.

(4) The grant of an SAR will not, by itself, result in the recognition of taxable income to the Participant or entitle us to a deduction at the time of grant. If the Participant exercises an SAR, the Participant will recognize ordinary income on the date of exercise in an amount equal to the amount of the fair market value on that date of the shares of our Common Stock acquired pursuant to the exercise. We will be entitled to a corresponding tax deduction. When the Participant sells the shares acquired upon exercise of an SAR, the Participant will recognize a capital gain (loss) to the extent of any appreciation (depreciation) in value of the shares from the time of exercise. We will not be entitled to a corresponding deduction for any such capital gain. The capital gain (loss) will be short-term if the Participant does not hold the shares for more than one year after the exercise of the SAR and long-term if the Participant does hold the shares for more than one year after the exercise of the SAR.

(5) The grant of Restricted Stock or Restricted Stock Units will not, by itself, result in the recognition of taxable income to the Participant or entitle us to a deduction at the time of such grant. Holders of shares of Restricted Stock and Restricted Stock Units will recognize ordinary income on the date that the shares of Restricted Stock or Restricted Stock Units are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. A holder of Restricted Stock or Restricted Stock Units may generally elect under Section 83(b) of the Code to recognize ordinary income in the amount of the fair market value of the Restricted Stock or shares underlying the Restricted Stock Units on the date of the grant. We will be entitled to a tax deduction equal to the amount of ordinary income recognized by the holder. When the Participant disposes of Restricted Stock or shares issued upon settlement of Restricted Stock Units, the difference between the amount received upon such disposition and the fair market value of such shares on the date the Participant recognizes ordinary income will be treated as a capital gain or loss. We will not be entitled to a corresponding deduction for any such capital gain. Holders of Restricted Stock and Restricted Stock Units will also recognize ordinary income equal to any dividend or dividend-equivalent payments when such payments are received, even if the Restricted Stock or Restricted Stock Units remain subject to a substantial risk of forfeiture.

(6) Generally, upon the grant of a Performance Share or Performance Unit, the Participant will not recognize taxable income. The Participant will realize ordinary income, and we will be entitled to a corresponding deduction, in the year shares of Common Stock are delivered to the Participant in payment of the performance award; and the amount of such ordinary income and deduction will be the fair market value of the shares of Common Stock received on the date of issuance. Upon disposition of shares received by a Participant in payment of a performance award, the Participant will recognize capital gain or loss equal to the difference between the amount received upon such disposition and the fair market value of the shares on the date they were originally received by the Participant. We will not be entitled to a corresponding deduction for any such capital gain.

Outstanding Awards
      On June 7, 2005, 382,189 shares were covered under outstanding Stock Options granted under the Employee Stock Incentive Plan, at a weighted average exercise price of $23.29 per share and with a weighted average remaining contractual life of 5.48 years. As of June 7, 2005, no Awards other than Stock Options had been granted under the Employee Stock Incentive Plan.
Board Recommendation
      Our Board of Directors unanimously recommends that you vote FOR the approval of the Employee Stock Incentive Plan Amendment.
PROPOSAL III — APPROVAL OF THE ITLA CAPITAL CORPORATION 2005 RE-DESIGNATED,
AMENDED AND RESTATED STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
      On June 22, 2005, our Board of Directors approved an amendment and restatement (the “Director Plan Amendment”) of our Stock Option Plan for Non-Employee Directors (the “Director Plan”). The primary purposes of the Director Plan Amendment are to:

•	increase the number of shares of Common Stock available for awards under the Director Plan by an additional 20,000 shares;

•	give the committee administering the Director Plan the discretionary authority to grant Non-Qualified Stock Options in addition to the Non-Qualified Stock Options to which Non-Employee Directors are automatically entitled under the Director Plan (the terms of the automatic award would not be changed by the Director Plan Amendment);

•	add a provision prohibiting the repricing of outstanding Non-Qualified Stock Options granted under the Director Plan without shareholder approval; and

•	extend the term of the Director Plan to July 27, 2015.
      The other material features of the Director Plan generally remain the same as under the terms of the Director Plan previously approved by the shareholders. However, the Director Plan Amendment makes certain additional changes to the terms of the Director Plan in order to clarify specified matters and to conform to certain changes proposed to be made to the Employee Stock Incentive Plan, as described under “Proposal II — Approval of the ITLA Capital Corporation 2005 Re-Designated, Amended and Restated Employee Stock Incentive Plan.” Approval of the Director Plan Amendment requires the affirmative vote of a majority of the votes cast on the proposal.
      If shareholders approve the Director Plan Amendment, the total number of shares reserved for issuance under the Director Plan will increase from 50,000 to 70,000, and the maximum number of shares that may be issued under the Director Plan on or after July 27, 2005 will increase to 55,000 shares. The 55,000 shares are comprised of shares subject to outstanding awards as of June 7, 2005 (32,000 shares), shares available for, but not yet subject to, a grant as of June 7, 2005 (3,000 shares), plus the additional 20,000 shares authorized by the Director Plan Amendment. On June 21, 2005 the closing price of a share of our Common Stock on the Nasdaq Stock Market was $53.67.
      The Board believes that the Director Plan is an important way to attract, retain, and motivate outside directors to produce continued growth in shareholder value. If the Director Plan Amendment is not approved by shareholders, the Director Plan will expire on October 18, 2005 and no awards may be made under the Director Plan after that date. The Board believes that ITLA Capital would be at a significant disadvantage with its competitors if it were unable to grant stock options to its outside directors after October 18, 2005. The Board anticipates that the increase in the number of shares available for grants pursuant to the Director Plan Amendment will be sufficient to achieve the Director Plan’s purposes for the reasonably foreseeable future.

      The principal features of the Director Plan are discussed below. The discussion is only a summary and is qualified in its entirety by reference to the Director Plan, a copy of which, as it is proposed to be amended and restated, is attached to this Proxy Statement as Appendix C.
General
      The Director Plan provides for the grant of Non–Qualified Stock Options to directors of ITLA Capital who are not employees of ITLA Capital or its subsidiaries (“Outside Directors”). Subject to adjustments described below under “Changes in Capitalization; Change in Control,” the Director Plan had, as of June 7, 2005 only 3,000 shares of Common Stock remaining available for future grants. If the Director Plan Amendment is approved, the number of shares of Common Stock authorized for future awards will increase to 23,000 shares. Any shares subject to an award under the Director Plan which expires or is terminated unexercised will again be available for issuance under the Director Plan. The Director Plan Amendment provides that shares used to pay the exercise price of a Non-Qualified Stock Option and shares used to satisfy any tax withholding obligations are not available for future grants of Non-Qualified Stock Options under the Director Plan. The shares with respect to which Non-Qualified Stock Options may be granted under the Director Plan may be either authorized and unissued shares or issued shares reacquired and held by ITLA Capital as treasury shares.
Administration of the Director Plan
      The Director Plan is administered by a committee (the “Director Plan Committee”) of two or more members of the Board of Directors of ITLA Capital, each of whom must be a “Non-Employee Director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Members of the Director Plan Committee serve at the discretion of the Board of Directors and may be removed by the Board at any time. The Compensation Committee, comprised of Directors Lipscomb and Oribe, presently serves as the Director Plan Committee.
      The Director Plan Committee generally has sole and complete authority and discretion to:

•	except as described below, select participants and grant Non-Qualified Stock Options;

•	except as described below, determine the number of shares to be subject to individual Non-Qualified Stock Options granted under the Director Plan;

•	determine the terms and conditions upon which Non-Qualified Stock Options shall be granted under the Director Plan;

•	prescribe the form and terms of instruments evidencing such grants;

•	establish from time to time regulations for the administration of the Director Plan;

•	interpret the Director Plan; and

•	make all determinations deemed necessary or advisable for the administration of the Director Plan.
      Non-Qualified Stock Options granted under the Director Plan are evidenced by written agreements containing the terms and conditions of the Non-Qualified Stock Options. Option agreements are subject to amendment, including unilateral amendment by ITLA Capital (with the approval of the Director Plan Committee) unless the amendments adversely affect the optionee.
Duration and Modification
      The Director Plan will remain in effect, subject to the Board’s right to early termination of the Director Plan, until all Non-Qualified Stock Options granted under the Director Plan have expired or terminated or have been exercised or fully vested. Under the Director Plan Amendment, no Non-Qualified Stock Option may be granted under the Director Plan after July 27, 2015.

      The Board may amend, alter, or discontinue the Director Plan, but no amendment, alteration or discontinuation may be made which would impair the rights of any option holder with respect to an award granted to him or her without his or her consent or which, without the approval of ITLA Capital’s shareholders would: (a) except as expressly provided in the Director Plan in connection with a change in our capitalization, increase the total number of shares of Common Stock reserved for Non-Qualified Stock Options under the Director Plan; (b) except as expressly provided in the Director Plan in connection with a change in our capitalization, change the exercise price of any Non-Qualified Stock Option; (c) change the Participants eligible to participate in the Director Plan; (d) extend the maximum option term; (e) extend the duration of the Director Plan; or (f) otherwise amend the Director Plan in any manner requiring shareholder approval by law or under the Nasdaq Stock Market listing requirements.
Non-Qualified Stock Options
      Under the current terms of the Director Plan, each person who was an Outside Director on the original effective date of the Director Plan (October 18, 1995) automatically received as of that date, and each person who became or becomes an Outside Director after the original effective date of the Director Plan automatically received or will receive, as of the date such person became or becomes an Outside Director, Non-Qualified Stock Options to acquire 5,000 shares of Stock, subject to adjustment in the event of a change in our capitalization (the “Initial Award”). On the first, second, third, fourth and fifth anniversaries of the Initial Award, each Outside Director automatically received or will receive Non-Qualified Stock Options to acquire 1,000 shares of Stock, subject to adjustment in the event of a change in our capitalization (together with the Initial Award, the “Automatic Award”). The Director Plan Amendment would maintain the Automatic Award under its existing terms and give the Director Plan Committee the authority to grant additional Non-Qualified Stock Options to Outside Directors from time to time in the sole discretion of the Director Plan Committee.
      Each Non-Qualified Stock Option granted pursuant to the Automatic Award has a ten-year term, vests in full on the first anniversary of the date of grant and has an exercise price equal to 100% of the fair market value of the Common Stock on the grant date. Under the Director Plan Amendment, each Non-Qualified Stock Option granted in the discretion of the Director Plan Committee will have an exercise price equal to 100% of the fair market value of the Common Stock on the date of grant and the term of the option will not exceed ten years.
      Non-Qualified Stock Options granted under the Director Plan are exercisable only upon the payment in full of the applicable option exercise price in cash, in shares of Common Stock having a fair market value equal to the exercise price or by a combination of cash and stock. The Director Plan Committee in its sole discretion may also permit payment of the exercise price by (i) having shares withheld from the total number of shares of Common Stock to be issued upon exercise or (ii) through a broker-assisted “cashless exercise.”
      No Non-Qualified Stock Option awarded under the Director Plan may be transferred, except upon the death of the director, by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order. The Director Plan Amendment would permit Non-Qualified Stock Options to also be transferred by the director by gift to an immediate family member (defined as the director’s spouse, children and grandchildren), if the Director Plan Committee so specifies in the Agreement evidencing the Non-Qualified Stock Option.
      In the event an Outside Director’s service with ITLA Capital or any of its subsidiaries terminates for any reason other than retirement, disability, death or cause, any Non-Qualified Stock Option held by the director will continue to vest and remain exercisable until the earlier of (i) the expiration of the option term or (ii) the expiration of the three-month period following the termination of service. If the director’s service terminates due to retirement, death or disability, any Non-Qualified Stock Option held by the director will continue to vest and remain exercisable until the earlier of (i) the expiration of the option term; or (ii) (a) the expiration of the six month period following the termination of service, if due to retirement, or (b) unless the agreement evidencing the Non-Qualified Stock Option provides otherwise, the expiration of the one year period following the termination of service, if due to death or disability. If the director is removed for cause, any Non-Qualified Stock Option held by the director will automatically terminate and will no longer be exercisable.
No Repricing
      Under the Director Plan Amendment, without limiting our ability to make adjustments in connection with stock splits and similar changes in capital structure as described below, we may not, without shareholder approval, reprice any previously granted Non-Qualified Stock Option, including canceling a previously awarded Non-Qualified Stock Option and replacing it with a new grant.
Changes in Capitalization; Change in Control
      Shares as to which Non-Qualified Stock Options may be granted under the Director Plan, and shares then subject to Non-Qualified Stock Options, will be adjusted by the Director Plan Committee in the event of any merger, consolidation, combination or exchange of shares, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of ITLA Capital.
      Upon a change of control of ITLA Capital, all outstanding Non-Qualified Stock Options granted under the Director Plan will vest 100%. A “change in control” is defined in the Director Plan as any of the following events: (i) a Schedule 13D is filed with the Securities and Exchange Commission disclosing that any person is the beneficial owner of 30% or more of the outstanding shares of our Common Stock; (ii) any person purchases shares pursuant to a tender offer or exchange offer to acquire shares of Common Stock if after completion of the offer, the person is the beneficial owner of 30% or more of the outstanding shares of Common Stock; (iii) the shareholders of ITLA Capital approve (a) any consolidation or merger of ITLA Capital in which ITLA Capital is not the surviving company or pursuant to which shares of Common Stock would be converted into cash, securities or other property or (b) any sale or other disposition of all or substantially all of the assets of ITLA Capital; or (iv) there has been a change in a majority of ITLA Capital’s board of directors within a 12-month period unless the election or nomination for election of each new director was approved by two-thirds of the directors then still in office who were in office at the beginning of the 12-month period.
Federal Income Tax Consequences
      Under current federal income tax laws, grants of Non-Qualified Stock Options under the Director Plan will have the following federal income tax consequences:

(1) The grant of a Non-Qualified Stock Option will not, by itself, result in the recognition of taxable income to the director or entitle us to a deduction at the time of grant.

(2) If the director exercises a Non-Qualified Stock Option, the director will recognize ordinary income on the date of exercise in an amount equal to the difference between the fair market value on the date of exercise of the shares of Common Stock acquired pursuant to the exercise and the exercise price of the Non-Qualified Stock Option then being exercised. We will be allowed a deduction in the amount of any ordinary income recognized by the director upon exercise of the Non-Qualified Stock Option. When the director sells the shares acquired upon exercise of a Non-Qualified Stock Option, the director will recognize a capital gain (loss) to the extent of any appreciation (depreciation) in value of the shares from the time of exercise to the date of sale. We will not be entitled to a corresponding deduction for any such capital gain. The capital gain (loss) will be short-term if the director does not hold the shares for more than one year after the exercise of the Non-Qualified Stock Option and long-term if the director does hold the shares for more than one year after the exercise of the Non-Qualified Stock Option.
Outstanding Options
      On June 7, 2005, 32,000 shares were covered under the Outstanding Non-Qualified Stock Options granted under the Director Plan, at a weighted average exercise price of $18.66 per share and with a weighted average remaining contractual life of 4.02 years.

Board Recommendation
      Our Board of Directors unanimously recommends that you vote FOR the approval of the Director Plan Amendment.
PROPOSAL IV — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
      The Audit Committee has reappointed Ernst & Young LLP as the independent registered public accounting firm to audit our financial statements for the year ending December 31, 2005. In making its determination to reappoint Ernst & Young LLP as our independent auditors for the 2005 fiscal year, the Audit Committee considered whether the providing of services (and the aggregate fees billed for those services) by Ernst & Young LLP, other than audit services, is compatible with maintaining the independence of the outside accountants. Our shareholders are asked to ratify this appointment at the Meeting. If the appointment of Ernst & Young LLP is not ratified by the shareholders, the Audit Committee may appoint other independent auditors or may decide to maintain its appointment of Ernst & Young LLP.
      A representative of Ernst & Young LLP is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.
      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2005.
SHAREHOLDER PROPOSALS
      In order to be eligible for inclusion in our proxy materials for next year’s Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at our executive office at 888 Prospect Street, Suite 110, La Jolla, California 92037 no later than February 27, 2006. Any such proposal will be subject to the requirements of the proxy rules adopted under the Exchange Act, and as with any shareholder proposal (regardless of whether included in our proxy materials), our certificate of incorporation and bylaws and Delaware law. To be considered for presentation at the next annual meeting, but not for inclusion in our proxy materials for the meeting, a shareholder proposal must be received at our executive office by April 28, 2006; however, if the date of the next annual meeting is held before July 7, 2006 or after September 25, 2006, the proposal must be received by the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting is mailed or public disclosure of the date of such meeting is first made.
OTHER MATTERS
      As of the date of this Proxy Statement, our Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. If, however, any other matters should properly come before the Meeting, it is intended that our Board of Directors, as proxy for the shareholder, will act in accordance with its best judgment.
      The cost of solicitation of proxies will be borne by ITLA Capital. ITLA Capital will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our Common Stock. In addition to solicitation by mail, directors, officers and regular employees of ITLA Capital may solicit proxies personally or by telegraph or telephone, without additional compensation. ITLA Capital has retained Regan & Associates, Inc. to assist in the solicitation of proxies for a fee estimated to be approximately $8,000, plus reasonable out of pocket expenses.

BY ORDER OF THE BOARD OF DIRECTORS

George W. Haligowski
Chairman of the Board, President and
Chief Executive Officer
La Jolla, California
June 27, 2005

APPENDIX A
CHARTER OF THE NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS OF
ITLA CAPITAL CORPORATION

I.	Statement of Policy
      The Nominating Committee (the “Committee”) shall be appointed by the Board of Directors (the “Board”) of ITLA Capital Corporation (the “Corporation”) for the purpose of (i) identifying individuals qualified to serve as Board members, consistent with criteria approved by the Board; and (ii) recommending to the Board the director nominees for election or appointment to the Board of Directors.

II.	Committee Composition and Meetings
      The Committee shall be comprised of three or more directors (including a chairperson) as appointed annually by the Board, each of whom shall be an independent director as defined by the Nasdaq Stock Market (the “Nasdaq”) listing standards and each of whom shall be free from any relationship that would interfere with the exercise of his or her independent judgment. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies, subject to the qualification requirements of this Charter. The Committee shall meet at least two times annually or more frequently as circumstances require.

III.	Committee Duties, Responsibilities and Process
      The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions at the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Corporation, or (c) the laws of the state of Delaware.
      The Committee may request that any directors, officers or employees of the Corporation, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.
      The Committee shall have the following responsibilities:

1. Recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board.

2. Recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Corporation’s Certificate of Incorporation and Bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Corporation’s communities and shared values, as well as overall experience in the context of the needs of the Board as a whole.

3. Review nominations submitted by stockholders, which have been addressed to the corporate secretary, and which comply with the requirements of the Certificate of Incorporation and the Bylaws. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations.

A-1

4. Annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary.

5. Perform any other duties or responsibilities expressly delegated to the Committee by the Board.

IV.	Investigations and Studies; Outside Advisers
      The Committee may conduct or authorize studies of or investigations into matters within the Committee’s scope of responsibilities, and may retain, at the Corporation’s expense, such counsel or other advisers as it deems necessary (which may, if the Committee deems it appropriate, be the Corporation’s regular counsel or advisers). The Committee shall have the authority to retain or terminate one or more search firms to assist the Committee in carrying out its responsibilities, including authority to approve the firm’s fees and retention terms, which fees shall be borne by the Corporation.

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APPENDIX B
ITLA CAPITAL CORPORATION
2005 RE-DESIGNATED, AMENDED AND RESTATED
EMPLOYEE STOCK INCENTIVE PLAN
Section 1
Establishment, Purpose, and Effective Date of Plan
      1.1     Purpose. The purpose of the Employee Stock Incentive Plan (“Plan”) is to advance the interests of the Company, by encouraging and providing for the acquisition of an equity interest in the success of the Company by Participants, by providing additional incentives and motivation toward superior performance of the Company, and by enabling the Company to attract and retain the services of Participants, upon whose judgment, interest, and special effort and successful conduct of its operations is largely dependent.
      1.2     Effective Date. The Plan was originally adopted on October 18, 1995 and was most recently amended effective July 31, 2001. This amendment and restatement of the Plan has been approved by the Board, but it will only become effective (the “Effective Date”) when it is approved by the Company’s stockholders at the annual meeting of the Company’s stockholders on July 27, 2005 or any adjournment or postponement thereof (the “2005 Annual Meeting”). If this amendment and restatement is not approved by the Company’s stockholders at the 2005 Annual Meeting, this amendment and restatement shall be void and the terms of the Plan prior to the amendment and restatement shall instead govern.
      Provided that this 2005 Re-Designated Amended and Restated Employee Stock Incentive Plan is approved by the stockholders as provided for in this Section 1.2, this Plan shall be treated as a new plan for purposes of Section 422 of the Code, so that an Option granted hereunder on a date that is more than ten years after the original effective date of the Plan, and that is intended to qualify as an Incentive Stock Option under Section 422 of the Code, complies with the requirements of Code Section 422(b)(2) and the applicable regulations thereunder.
      1.3     Nonapplicability of Section 409A of the Code. No benefit provided under this Plan is intended to constitute deferred compensation, within the meaning of Section 409A (as herein defined). Accordingly, the Plan shall be administered and interpreted consistent with this intent, with respect to any benefits provided hereunder after December 31, 2004, or any benefits provided hereunder prior to January 1, 2005 that are materially modified (within the meaning of Section 409A) after October 3, 2004.
Section 2
Definitions
      2.1     Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

2.1.1 “Affiliate” means any corporation or limited liability company, a majority of the voting stock or membership interests of which is directly or indirectly owned by the Company, and any partnership or joint venture designated by the Committee in which any such corporation or limited liability company is a partner or joint venturer.

2.1.2 “Agreement” means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award granted to such Participant.

2.1.3 “Award” means any arrangement, security or benefit that, by its terms, involves the issuance of Stock or provides a benefit that derives its value from Stock granted under this Plan, including, without limitation, Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units.

2.1.4 “Beneficiary” means the person or persons determined in accordance with Section 11.

2.1.5 “Board” means the Board of Directors of the Company.

2.1.6 “Code” means the Internal Code of 1986, as amended from time to time, and the rulings and regulations issued thereunder.

2.1.7 “Committee” means the Compensation Committee of the Board or such other committee selected by the Board, comprised of at least two Directors, each of whom is a Non-Employee Director.

2.1.8 “Company” means ITLA Capital Corporation, a Delaware corporation, or any successor thereto.

2.1.9 “Consultant” means any individual, other than an Employee or Director, who renders services to the Company and who qualifies as a consultant under the general instructions to the Form S-8 Registration Statement under the Securities Act of 1933, as amended, or any successor form.

2.1.10 “Director” means any member of the Board.

2.1.11 “Disability” means a condition of total and permanent disability whereby one is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as defined by Section 22(e) of the Code.

2.1.12 “Employee” means any full-time or part-time employee of the Company or an Affiliate (including any officer or director who is also an employee) who was not hired for a specific job of limited duration, or for a position slotted for students.

2.1.13 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.1.14 “Fair Market Value” means with respect to the Stock the closing sales price of the Stock, as reported on the Nasdaq Stock Market or, if not so reported, the closing sales price as reported by any other appropriate reporting system of general circulation, on the date for which the value is to be determined, or if there is no closing sales price on such date, then on the last day for which transactions in Stock were so reported prior to the date on which the value is to be determined.

2.1.15 “Incentive Stock Option” means any Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.1.16 “Non-Employee Director” means a Director who qualifies as (i) a “Non-Employee Director” under Rule 16b-3 under the Exchange Act (or any successor provision) and (ii) an “Outside Director” under Section 162(m) of the Code (or any successor provision) and the regulations promulgated thereunder.

2.1.17 “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.

2.1.18 “Option” means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan an Option may be either (i) an Incentive Stock Option, (ii) a Non-Qualified Stock Option, or (iii) any other type of option encompassed by the Code.

2.1.19 “Participant” means an Employee of the Company or one of its Affiliates, including an Employee who is a Director, or a Consultant, and who is selected by the Committee to receive an Award.

2.1.20 “Performance Period,” stated with reference to Performance Shares or Performance Units, means the time period during which the performance goals must be met, as determined by the Committee.

2.1.21 “Performance Share” means the right to receive payment equal to the value of a Performance Share as determined by the Committee.

2.1.22 “Performance Unit” means the right to receive payment equal to the value of a Performance Unit as determined by the Committee.

2.1.23 “Period of Restriction” means the period during which shares of Restricted Stock or Restricted Stock Units are subject to restrictions pursuant to Section 9 of the Plan.

2.1.24 “Related” means (i) in the case of an SAR, an SAR which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option and (ii) in the case of an Option, an Option with respect to which and to the extent an SAR or other right is exercisable, in whole or in part, in lieu thereof.

2.1.25 “Restricted Stock” means shares of Stock granted to a Participant which are subject to a Period of Restriction under Section 9 of the Plan.

2.1.26 “Restricted Stock Unit” means the right to receive a share of Stock, which right is subject to a Period of Restriction under Section 9 of the Plan.

2.1.27 “Retirement” (including “Early Retirement” and “Normal Retirement”) means termination of employment on or after such Employee’s early, normal or late retirement date or age as applicable under the terms of the Company’s 401(k) Plan.

2.1.28 “Section 409A” means Section 409A of the Code and any regulations or guidance of general applicability thereunder.

2.1.29 “Stock” means the Common Stock, par value $.01 per share, of the Company.

2.1.30 “Stock Appreciation Right” and “SAR” mean the right to receive a payment from the Company equal to the excess of the Fair Market Value of the share of Stock at the date of exercise over a specified price fixed by the Committee, which shall not be less than 100% of the Fair Market Value of the Stock on the date of grant. In the case of a Stock Appreciation Right which is granted in conjunction with an Option, the specified price shall be the Option exercise price.
      2.2     Gender and Number. Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.
Section 3
Eligibility and Participation
      All Employees (including Employee-Directors, but excluding Directors who are not Employees) and Consultants are eligible to participate in the Plan and to receive Awards. The Committee shall select and determine, in its sole discretion, those Employees and Consultants who will participate in the Plan and the extent of their participation. Notwithstanding the foregoing, Consultants shall not be eligible to receive Incentive Stock Options.
Section 4
Administration
      4.1     Administration of the Plan. The Committee shall be responsible for the administration of the Plan. Any power of the Committee may also be exercised by the Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or cause an Award not to qualify for treatment as “performance based compensation” under Section 162(m) of the Code. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control. The Committee may delegate any or all aspects of the day-to-day administration of the Plan to one or more officers or employees of the Company or any Affiliate, and/or to one or more agents.
      4.2     Powers of the Committee. The Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. The Committee shall have the authority, in its discretion, to determine the Participants to whom Awards shall be granted, the times when such Awards shall be granted, the number of Awards, the purchase price or exercise price, the period(s) during which such Awards shall be exercisable (whether in whole or in part), the restrictions applicable to Awards, and the other terms and provisions thereof (which need not be identical). The Committee shall have the authority to modify existing Awards, subject to Section 14.1.
      4.3     Determinations by the Committee. All decisions, determinations and interpretations by the Committee regarding the Plan, any rules and regulations under the Plan, and the terms and conditions of or operation of any Award granted hereunder, shall be final and binding on all Participants, Beneficiaries, heirs, assigns or other persons holding or claiming rights under the Plan or any Award. The Committee shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.
Section 5
Stock Subject to Plan
      5.1     Number. Subject to increases and adjustments as provided in this Section 5, the maximum number of shares of Stock subject to Awards under the Plan may not exceed 1,561,000 (the “Limit”), provided that with respect to Awards of SARs, only the net number of shares issued to settle the SARs upon their exercise shall be counted against the Limit, and provided further that each share issued pursuant to Awards of SARs, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units shall be counted against the Limit as two (2) shares. The shares of Stock to be delivered under the Plan may consist, in whole or in part, of authorized but unissued shares or treasury shares, not reserved for any other purpose.
      5.2     Incentive Stock Options. The maximum aggregate number of shares of Stock that may be issued pursuant to the exercise of Options that are Incentive Stock Options granted under this Plan is 1,561,000, subject to adjustment as provided in Section 5.4.
      5.3     Lapsed Awards. Subject to the express provisions of the Plan, if and to the extent any Award granted under the Plan terminates, expires or lapses for any reason, any Stock subject to such Award again shall be Stock available for the grant of an Award. Shares of Stock used to pay the exercise price of an Option and shares of Stock used to satisfy tax withholding obligations are not available for future Awards under the Plan.
      5.4     Adjustment in Capitalization. In the event of any change in the outstanding shares of the Stock by reason of a stock dividend or split, recapitalization, merger, consolidation, combination, exchange of shares, or other similar corporate change, the aggregate number of shares of Stock available under the Plan and subject to each outstanding Award, as well as the annual share limits for Award types set forth in Section 5 and the stated exercise price of or the basis upon which the Award is measured, shall be adjusted appropriately by the Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. Any adjustment to an Incentive Stock Option shall be made consistent with the requirements of Section 424(b) of the Code. Notice of any adjustment shall be given by the Company to each Participant, and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

Section 6
Duration of Plan
      The Plan shall remain in effect, subject to the Board’s right to earlier terminate the Plan pursuant to Section 14.1 hereof, until all Awards hereunder shall have expired or terminated or shall have been exercised or fully vested, and any Stock subject thereto shall have been purchased or acquired pursuant to the provisions thereof. Notwithstanding the foregoing, no Award may be granted under the Plan after the tenth (10th) anniversary of the Effective Date.
Section 7
Stock Options
      7.1     Grant of Options. Subject to the provisions of Sections 5 and 6, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Options granted to each Participant. The Committee may grant any type of Option to purchase Stock that is permitted by law at the time of grant. To the extent the aggregate Fair Market Value (determined at the time the Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year (under this Plan and any other plans of the Company) exceeds $100,000, such Options shall not be deemed Incentive Stock Options. In determining which Options may be treated as Non-Qualified Options under the preceding sentence, Options will be taken into account in the order of their dates of grant. Nothing in this Section 7 shall be deemed to prevent the grant of Non-Qualified Stock Options in amounts which exceed the maximum established by Section 422 of the Code.
      7.2     Option Agreement. Each Option shall be evidenced by an Agreement that shall specify the type of Option granted, the Option exercise price, the duration of the Option, the number of shares of Stock to which the Option pertains, and such other provisions as the Committee shall determine.
      7.3     Exercise Price. No Option shall be granted pursuant to the Plan at an exercise price that is less than the Fair Market Value of the Stock on the date the Option is granted, and no Option shall be granted to any person who owns Stock possessing more than 10% of the total combined voting power of the Stock at an exercise price which is less than 110% of the Fair Market Value on the date of the grant.
      7.4     Duration of Options. Each Option shall expire at such time or times as the Committee shall determine at the time it is granted; provided, however, that no Option shall be exercisable later than ten years from the date of its grant.
      7.5     Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants; provided, however, that Options granted pursuant to the Plan shall not vest at a rate of less than 20% per year.
      7.6     Payment. The exercise price of any Option shall be paid in full either (i) in cash, (ii) in Stock valued at its Fair Market Value on the date of exercise, or (iii) by a combination of (i) and (ii). The Committee in its sole discretion may also permit payment of the exercise price upon exercise of any Option to be made by (i) having shares withheld from the total number of shares of Stock to be delivered upon exercise or (ii) delivering a properly executed notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price. The proceeds from the exercise of Options shall be added to the general funds of the Company and shall be used for general corporate purposes.
      7.7     Restrictions on Stock Transferability. The Committee may impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities law, under the requirements of any stock exchange upon which such shares of Stock are then listed and under any blue sky or state securities laws applicable to such shares.
      7.8     Early Termination of Options on Termination of Employment Due to Death, Disability, or Retirement. If a Participant holds any outstanding Option upon a termination of employment due to death, Disability or Retirement, such Option shall remain exercisable and shall continue to vest following such termination of employment in accordance with its terms until the earlier of (i) the expiration date of the term of the Option, or (ii) the last date on which such Option is exercisable as specified below, after which date such Option shall terminate.

7.8.1 Death or Disability. Unless the Committee provides otherwise in the terms of the Agreement evidencing the Option, if the termination of employment is due to the Participant’s death or Disability, any outstanding Option then held by such Participant shall continue to be exercisable until one (1) year following the Participant’s termination of employment.

7.8.2 Retirement. If the Participant’s termination of employment is due to Retirement, any outstanding Option then held by such Participant shall continue to be exercisable (subject to Section 7.8.3 below) for six (6) months after such Participant’s termination of employment.

7.8.3 Incentive Stock Option Limit. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the favorable tax treatment described in Section 422 of the Code shall not be available if such Option is exercised after three (3) months following a termination of employment due to Retirement.
      7.9 Early Termination of Options on Termination of Employment Other than for Death, Disability, or Retirement. If a Participant holds any outstanding Option upon termination of employment due to a reason other than death, Disability or Retirement, such Option shall remain exercisable and shall continue to vest following such termination of employment until the earlier of (i) the expiration of the term of the Option, or (ii) the last date on which such Option is exercisable as specified below, after which date such Option shall terminate.

7.9.1 Resignation, Layoff and Other Events. If the Participant’s termination of employment is due to any reason other than the Participant’s death, Disability, Retirement or the action of the Company for cause, as determined (either before or after such event) by the Committee in its sole discretion, any outstanding Option then held by such Participant shall continue to be exercisable for three (3) months following such Participant’s termination of employment.

7.9.2 Termination by the Company for Cause. If the Participant’s employment is terminated by action of the Company for cause, as determined (either before or after such event) by the Committee in its sole discretion, any outstanding Option held by such Participant shall terminate immediately upon such Participant’s termination of employment. Termination for cause is defined as termination for conduct that would be punishable as a felony if such conduct occurred outside the workplace, or conduct that could be damaging to either the Company’s reputation or financial status. The Committee has the authority to make the final determination as to whether a termination is for cause for purposes of the Plan.
      7.10 Non-Transferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules thereunder, except that a Non-Qualified Stock Option may be transferred by gift to any member of the Participant’s immediate family (defined as the Participant’s spouse, children and grandchildren) if the Committee so specifies in the Agreement evidencing the Option. Further, all Incentive Stock Options granted to a Participant under the Plan shall be exercisable only by such Participant during his or her lifetime.

      7.11 No Repricing. Other than in connection with a change in the Company’s capitalization (as described in Section 5.4), an Option may not be repriced without stockholder approval (including canceling previously awarded Options and regranting them with a lower exercise price).
Section 8
Stock Appreciation Rights
      8.1     Grant of Stock Appreciation Rights. Subject to the provisions of Sections 5 and 6, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. An Award of SARs shall be pursuant to an Agreement. An SAR may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the shares of Stock with respect to which the Related SAR was exercised. Upon the exercise or termination of a Related Option, any Related SAR shall terminate to the extent of the shares of Stock with respect to which the Related Option was exercised or terminated. SARs shall only be granted while the Stock is traded on the Nasdaq Stock Market or an established securities exchange.
      8.2     Payment of SAR Amount. Upon exercise of the SAR, the holder shall be entitled to receive payment of an amount determined by multiplying:

(a) The difference between the Fair Market Value of a share of Stock at the date of exercise over the price fixed by the Committee at the date of grant (which price shall not be less than the Fair Market Value of the underlying Stock on the date the SAR is granted), by

(b) The number of shares with respect to which the SAR is exercised.
      8.3     Form and Timing of Payment. Payment for SARs shall be made in Stock, as soon as reasonably practicable after the Participant’s exercise of the SAR. Fractional share interests shall be rounded up to the nearest whole share.
      8.4     Term of SAR. The term of an SAR under the Plan shall not exceed ten years.
      8.5     Termination of Employment. In the event the employment of a Participant is terminated by reason of death, Disability, Retirement, or any other reason, any SARs outstanding shall terminate in the same manner as specified for Options under Sections 7.8 and 7.9 herein.
      8.6     Non-Transferability of SARS. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder except that an SAR that is not Related to an Incentive Stock Option may be transferred by gift to any member of the Participant’s immediate family (defined as the Participant’s spouse, children and grandchildren) if the Committee so specifies in the Agreement evidencing the SAR. Further, all SARs Related to Incentive Stock Options granted to a Participant shall be exercisable only by such Participant during his lifetime.
      8.7     No Repricing. Other than in connection with a change in the Company’s capitalization (as described in Section 5.4), a Stock Appreciation Right may not be repriced without stockholder approval (including canceling previously awarded Stock Appreciation Rights and regranting them with a lower exercise price). No repricing shall occur that would cause any SAR (whether currently outstanding or newly granted) to be subject to Section 409A.
Section 9
Restricted Stock and Restricted Stock Units
      9.1     Grant of Restricted Stock and Restricted Stock Units. Subject to the provisions of Sections 5 and 6, the Committee, at any time and from time to time, may grant shares of Restricted Stock and Restricted

Stock Units under the Plan to such Participants and in such amounts as it shall determine. Each Award of Restricted Stock and Restricted Stock Units shall be pursuant to an Agreement.
      9.2     Restrictions of Transferability. Except as provided in Sections 9.6 and 9.7 hereof, or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder, the shares of Restricted Stock and Restricted Stock Units granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated for such period of time as shall be determined by the Committee and as specified in the Agreement evidencing the Award of Restricted Stock or Restricted Stock Units, or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Agreement evidencing the Award of Restricted Stock or Restricted Stock Units.
      9.3     Other Restrictions. The grant, issuance, retention, vesting and/or settlement of Restricted Stock and Restricted Stock Units shall occur at such time and in such installments as determined by the Committee or under criteria established by the Committee, provided that Restricted Stock Units may not be settled later than the later of (a) the date that is 2 1/2 months following the end of the Company’s first taxable year in which the Restricted Stock Units have vested or (b) the date that is 2 1/2 months following the end of the first taxable year in which the Restricted Stock Units have vested. The Committee shall have the right to make the timing of the grant and/or the issuance, ability to retain and vesting of Restricted Stock and Restricted Stock Units subject to continued employment, passage of time and/or such performance criteria as deemed appropriate by the Committee; the Committee shall impose such other restrictions on any shares of Restricted Stock and Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities law, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. For Restricted Stock and Restricted Stock Units granted on or after January 1, 2005, the restrictions placed on the ability to retain, or vest in, such Restricted Stock and Restricted Stock Units shall at least constitute a substantial risk of forfeiture under Section 83 of the Code.
      9.4     Voting Rights. Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares during the Period of Restriction. Participants shall have no voting rights with respect to shares of Stock underlying Restricted Stock Units unless and until such shares of Stock are reflected as issued and outstanding shares of Stock on the Company’s stock ledger.
      9.5     Dividends and Other Distributions. During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in shares of Stock, the shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid. Shares underlying Restricted Stock Units shall be entitled to dividends or dividend equivalents only to the extent provided by the Committee.
      9.6     Termination of Employment Due to Retirement. In the event that a Participant attains normal Retirement age under the Company’s 401(k) Plan, the Period of Restriction applicable to the Restricted Stock or Restricted Stock Units pursuant to Subsection 9.2 hereof shall automatically terminate and, except as otherwise provided in Subsection 9.3, the shares of Restricted Stock shall thereby be free of restrictions and freely transferable or the shares underlying the Restricted Stock Units shall be delivered to the Participant, free of restrictions and freely transferable. In the event that a Participant terminates his employment with the Company because of Early Retirement under the Company’s 401(k) Plan, any shares of Restricted Stock or Restricted Stock Units still subject to restrictions shall be forfeited and returned to the Company; provided, however, that the Committee in its sole discretion may waive the restrictions remaining on any or all shares of Restricted Stock or Restricted Stock Units or add such new restrictions to those shares of Restricted Stock or Restricted Stock Units as it deems appropriate.
      9.7     Termination of Employment Due to Death or Disability. In the event a Participant terminates his employment with the Company because of death or Disability during the Period of Restriction, the restrictions applicable to the shares of Restricted Stock or Restricted Stock Units pursuant to Section 9.2 hereof shall terminate automatically with respect to that number of shares (rounded to the nearest whole number) equal to the number of shares of Restricted Stock granted to such Participant or the number of shares underlying

Restricted Stock Units granted to the Participant multiplied by the number of full months which have elapsed since the date of grant divided by the maximum number of full months of the Period of Restriction. All remaining shares of Restricted Stock or Restricted Stock Units still subject to restrictions shall be forfeited and returned to the Company; provided, however, that the Committee in its sole discretion, may waive the restrictions remaining on any or all such remaining shares or Restricted Stock Units.
      9.8     Termination of Employment for Reasons Other than Death, Disability, or Retirement. In the event that a Participant terminates his employment with the Company for any reason other than those set forth in Sections 9.6 and 9.7 hereof during the Period of Restriction, then any shares of Restricted Stock or Restricted Stock Units still subject to restrictions at the date of such termination automatically shall be forfeited and returned to the Company; provided, however, that, in the event of an involuntary termination of the employment of a Participant by the Company, the Committee in its sole discretion may waive the automatic forfeiture of any or all such shares of Restricted Stock or Restricted Stock Units and/or may add such new restrictions to such shares of Restricted Stock or Restricted Stock Units as it deems appropriate.
Section 10
Performance Shares and Performance Units
      10.1     Grant of Performance Shares and Performance Units. Subject to the provisions of Sections 5 and 6, Performance Shares and Performance Units shall be based on performance goals established by the Committee prior to the start of a Performance Period with respect to which such an Award is made. For Performance Shares or Performance Units made on or after January 1, 2005, the failure to satisfy the performance criteria applicable thereto must at least be considered a substantial risk of forfeiture within the meaning of Section 409A. After the start of a Performance Period, the Committee may not increase the compensation payable under an Award that is otherwise due upon attainment of a performance goal.
      10.2     Value of Performance Shares and Performance Units. Each Performance Share and each Performance Unit shall have a value determined by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the ultimate value of the Performance Share or Performance Unit to the Participant.
      10.3     Performance Goals. Performance goals shall be established by the Committee as the Committee in its sole discretion deems appropriate, and may be based upon any one or more of the following performance criteria, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee: (i) Company or Affiliate EBITDA (earnings before interest, taxes, depreciation and amortization); (ii) Company or Affiliate earnings or earnings per share; (iii) market prices of Stock; or (iv) division level operating income (operating income less general and administrative expenses and extraordinary expenses). Such performance goals may be (but need not be) different for each performance period. The Committee may set different (or the same) goals for different Participants and for different Awards, and performance goals may include standards for minimum attainment, target attainment, and maximum attainment. In all cases, however, performance goals shall include a minimum performance standard below which no part of the relevant Award will be earned. Each Performance Share shall have a value determined by the Committee at the time of grant.
      10.4     Form and Timing of Payment. Payment shall be made in Stock. Payment may be made in a lump sum or installments as prescribed by the Committee. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period. Only Performance Shares and Performance Units granted on or prior to October 3, 2004, which have not been materially modified (within the meaning of Section 409A, which includes the deferral of payment of Performance Shares and Performance Units which have previously met the applicable performance criteria) after October 3, 2004, may be paid on a deferred basis. Performance Shares and Performance Units granted after October 3, 2004, may not be paid later than the later of the (a) the date that is 2 1/2 months following the end of the Company’s first taxable year in which the performance criteria pertaining to the Performance

Shares and Performance Units have been satisfied, or (b) the date that is 2 1/2 months following the end of the Participant’s first taxable year in which the performance criteria pertaining to the Performance Shares and Performance Units have been satisfied.
      10.5     Termination of Employment Due to Death, Disability or Retirement. In the case of death, Disability, or Retirement, the holder of a Performance Share (or his Beneficiary in the event of death) shall receive pro rata payment based on the number of months’ service during the Performance Period but based on the achievement of performance goals during the entire Performance Period. Payment shall be made at the time payments are made to Participants who did not terminate service during the Performance Period, subject to Section 10.4 of the Plan.
      10.6     Termination of Employment for Reasons Other than Death, Disability or Retirement. In the event that a Participant terminates employment with the Company for any reason other than death, Disability or Retirement, all Performance Shares shall be forfeited; provided, however, that in the event of an involuntary termination of the employment of the Participant by the Company, the Committee in its sole discretion may waive the automatic forfeiture provisions and pay out on a pro rata basis as set forth in Section 10.5.
      10.7     Non-Transferability. No Performance Shares or Performance Units granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder, until the termination of the applicable Performance Period. All rights with respect to Performance Shares granted to a Participant under the Plan shall be exercisable only by such Participant during his lifetime.
Section 11
Beneficiary Designation
      Each Participant under the Plan may name, from time to time, any Beneficiary or Beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to his or her estate.
Section 12
Rights of Employees
      12.1     Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.
      12.2     Participant. No Employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.
Section 13
Change in Control
      13.1     In General. In the event of a change in control of the Company as defined in Section 13.2 below, all Awards under the Plan shall vest 100%. All Performance Shares and Performance Units shall be paid out based upon the extent to which performance goals during the Performance Period have been met up to the date of the change in control, or at target, whichever is higher. Restrictions on Restricted Stock and Restricted Stock Units shall lapse. Options and SARs shall be immediately exercisable by the holder.

      13.2     Definition. For purposes of the Plan, a “change in control” shall mean any of the following events:

(a) the Company receives a report on Schedule 13D filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Exchange Act disclosing that any person, group, corporation or other entity is the beneficial owner directly or indirectly of 30% or more of the outstanding Stock;

(b) any person (as such term is defined in Section 13(d) of the Exchange Act), group, corporation or other entity other than the Company or a wholly-owned Subsidiary or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock in the Company, purchases shares pursuant to a tender offer or exchange offer to acquire any Stock of the Company, (or securities convertible into Stock) for cash, securities or any other consideration, provided that after consummation of the offer, the person, group, corporation or other entity in question is the beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the outstanding Stock of the Company (calculated as provided in paragraph (d) of Rule 13d-3 under the Exchange Act in the case of rights to acquire Stock);

(c) the stockholders of the Company approve (a) any consolidation or merger of the Company in which the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock in the Company, is not the continuing or surviving corporation or pursuant to which shares of Stock would be converted into cash, securities or other property, or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or

(d) there shall have been a change in a majority of the members of the Board of Directors of the Company within a 12 month period unless the election or nomination for election by the Company’s stockholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the 12 month period.
Section 14
Amendment, Modification, and Termination of Plan
      14.1     Amendment, Modification, and Termination of Plan. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made (i) which would impair the rights of any Participant with respect to an Award theretofore granted without the Participant’s consent, (ii) which would cause Section 409A to apply to the Plan, unless the benefit affected thereby is subject to Section 409A or is intended to be subject to Section 409A or (iii) which, without the approval of the Company’s stockholders, would:

(a) the except as expressly provided in this Plan, increase the total number of shares of Stock reserved for the purpose of the Plan as provided in Section 5 of the Plan;

(b) change the exercise price of any Option or SAR granted hereunder, other than in connection with a change in the Company’s capitalization as described in Section 5.4 of the Plan;

(c) change the Participants eligible to participate in the Plan;

(d) extend the maximum option period under Section 7.4 of the Plan;

(e) extend the duration of the Plan; or

(f) otherwise amend the Plan in any manner requiring stockholder approval by law or regulation or under the listing requirements of the Nasdaq Stock Market or any other exchange on which the Stock is then listed.

      14.2     Effect on Awards. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 14.1 above, no such amendment shall impair the rights of any holder without the holder’s consent.
      14.3     Broad Authority. Subject to the above provisions, the Committee shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.
Section 15
Tax Withholding
      15.1     Tax Withholding. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local withholding tax requirements on any Award under the Plan. In addition, the Company may reasonably delay the issuance or delivery of shares pursuant to an Award as it determines appropriate to address tax withholding and other administrative matters.
      15.2     Payment of Withholding Obligation. To the extent permissible under applicable tax, securities, and other laws, the Company may, in its sole discretion, permit the Participant to satisfy a tax withholding requirement by (i) using already owned shares; (ii) through a cashless transaction; or (iii) directing the Company to apply shares of stock to which the Participant is entitled as a result of the exercise of an option or the lapse of a Period of Restriction (including, for this purpose, the filing of an election under Section 83(b) of the Code), to satisfy such requirement.
      15.3     Disposition of Shares. In the event that a Participant shall dispose (whether by sale, exchange, gift, the use of a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder, or any like transfer) of any shares of Stock (to the extent such shares are deemed to be purchased pursuant to an Incentive Stock Option) acquired by such Participant within two years of the date of grant of the related Option or within one year after the acquisition of such shares, the Participant will notify the secretary of the Company no later than 15 days from the date of such disposition of the date or dates and the number of shares disposed of by the Participant and the consideration received, if any, and, upon notification from the Company, promptly forward to the secretary of the Company any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by delay in making such payment) incurred by reason of such disposition.
Section 16
Indemnification
      Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 17
Requirements of Law
      17.1     Compliance with Laws; Listing and Registration of Shares. All Awards granted under the Plan (and all issuances of Stock or other securities under the Plan) shall be subject to all applicable laws, rules and regulations, and to the requirement that if at any time the Committee shall determine that the listing, registration or qualification of the Stock covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of such Award or the issue or purchase of Stock thereunder, such Award may not be exercised in whole or in part, or the restrictions on such Award shall not lapse, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.
      17.2     Conditions and Restrictions Upon Securities Subject to Awards. The Committee may provide that the shares of Stock issued upon exercise of an Option or Stock Appreciation Right or otherwise subject to or issued under an Award shall be subject to such further agreements, restrictions, conditions or limitations as the Committee in its discretion may specify prior to the exercise of such Option or Stock Appreciation Right or the grant, vesting or settlement of an Award, including without limitation, conditions on vesting or transferability, forfeiture or repurchase provisions and method of payment for the Stock issued upon exercise, vesting or settlement of such Award (including the actual or constructive surrender of Shares already owned by the Participant) or payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any Stock issued under an Award, including without limitation (a) restrictions under an insider trading policy or pursuant to applicable law, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and holders of other Company equity compensation arrangements, and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.
      17.3     Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.
Section 18
Funding
      Except in the case of Awards of Restricted Stock, the Plan shall be unfunded. The Company shall not be required to segregate any of its assets to assure the payment of any Award under the Plan. Neither the Participant nor any other persons shall have any interest in any fund or in any specific asset or assets of the Company or any other entity by reason of any Award, except to the extent expressly provided hereunder. The interests of each Participant and former Participant hereunder are unsecured and shall be subject to the general creditors of the Company.
Section 19
No Liability of Company
      The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, Beneficiary or any other person as to: (a) the non-issuance or sale of Stock as to which the Company has been unable to obtain, from any regulatory body having jurisdiction over the matter, the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Stock hereunder; (b) any tax consequence to any Participant, Beneficiary or other person due to the receipt, exercise or settlement of any Award granted hereunder; or (c) any provision of law or legal restriction that prohibits or restricts the transfer of Stock issued pursuant to any Award.

APPENDIX C
ITLA CAPITAL CORPORATION
2005 RE-DESIGNATED, AMENDED AND RESTATED
STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
Section 1
Establishment, Purpose, and Effective Date of Plan
      1.1     Purpose. The purpose of the Stock Option Plan for Non-Employee Directors (the “Plan”) is to advance the interests of the Company, by encouraging and providing for the acquisition of an equity interest in the success of the Company by Outside Directors by providing additional incentives and motivation toward superior performance of the Company, and by enabling the Company to attract and retain the services of Outside Directors, upon whose judgment, interest, and special effort and successful conduct of its operations is largely dependent.
      1.2     Effective Date. The Plan was originally adopted on October 18, 1995. This amendment and restatement of the Plan has been approved by the Board, but it will only become effective (the “Effective Date”) when it is approved by the Company’s stockholders at the annual meeting of the Company’s stockholders on July 27, 2005 or any adjournment or postponement thereof (the “2005 Annual Meeting”). If this amendment and restatement is not approved by the Company’s stockholders at the 2005 Annual Meeting, this amendment and restatement shall be void and the terms of the Plan prior to the amendment and restatement shall instead govern.
Section 2
Definitions
      2.1     Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

2.1.1 “Affiliate” means any corporation or limited liability company, a majority of the voting stock or membership interests of which is directly or indirectly owned by the Company, and any partnership or joint venture designated by the Committee in which any such corporation or limited liability company is a partner or joint venturer.

2.1.2 “Agreement” means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award granted to such Participant.

2.1.3 “Award” means any Option granted under this Plan.

2.1.4 “Beneficiary” means the person or persons determined in accordance with Section 8.

2.1.5 “Board” means the Board of Directors of the Company.

2.1.6 “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rulings and regulations thereunder.

2.1.7 “Committee” means the Compensation Committee of the Board or such other committee selected by the Board, comprised of at least two Directors, each of whom is a Non-Employee Director.

2.1.8 “Company” means ITLA Capital Corporation, a Delaware corporation, or any successor thereto.

2.1.9 “Director” means any member of the Board.

2.1.10 “Disability” means a condition of total and permanent disability whereby one is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as defined by Section 22(e) of the Code.

2.1.11 “Employee” means any full-time or part-time employee of the Company or an Affiliate (including any officer or director who is also an employee) who was not hired for a specific job of limited duration, or for a position slotted for students.

2.1.12 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.1.13 “Fair Market Value” means with respect to the Stock the closing sales price of the Stock, as reported on the Nasdaq Stock Market or, if not so reported, the closing sales price as reported by any other appropriate reporting system of general circulation, on the date for which the value is to be determined, or if there is no closing sales price on such date, then on the last day for which transactions in Stock were so reported prior to the date on which the value is to be determined.

2.1.14 “Non-Employee Director” means a Director who qualifies as a “Non-Employee Director” under Rule 16b-3 under the Exchange Act (or any successor provision).

2.1.15 “Option” means the right to purchase Stock at a stated price for a specified period of time. Only Options which do not qualify as “incentive stock options” within the meaning of Section 422 of the Code are available for grant under the Plan.

2.1.16 “Outside Director” means a Director of the Company who is not an Employee.

2.1.17 “Participant” means an Outside Director who satisfies the requirements of Section 3 of the Plan and receives a grant of Options pursuant to the provisions of Section 7 of the Plan.

2.1.18 “Retirement” means cessation of service by a Director on or after such Director’s attainment of what would be the Director’s early, normal or late retirement date or age under the Company’s 401(k) Plan if the Director were an Employee.

2.1.19 “Stock” means the Common Stock, par value $.01 per share, of the Company.

      2.2     Gender and Number. Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.
Section 3
Eligibility and Participation
      Only Outside Directors are eligible to participate in the Plan and to receive Options.
Section 4
Administration
      4.1     Administration of the Plan. The Committee shall be responsible for the administration of the Plan. Any power of the Committee may also be exercised by the Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control. The Committee may delegate any or all aspects of the day-to-day administration of the Plan to one or more officers or employees of the Company or any Affiliate, and/or to one or more agents.
      4.2     Powers of the Committee. The Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. The Committee shall have the authority, in its discretion, to determine, subject to Section 7, the Participants to whom Options shall be granted, the times when such Options shall be granted, the number of Options, the exercise price, the period(s) during which such Options shall be exercisable (whether in whole or in part), and the other terms and provisions thereof (which need not be identical). The Committee shall have the authority to modify existing Options, subject to Section 10.1.
      4.3     Determinations by the Committee. All decisions, determinations and interpretations by the Committee regarding the Plan, any rules and regulations under the Plan, and the terms and conditions of or operation of any Option granted hereunder, shall be final and binding on all Participants, Beneficiaries, heirs, assigns or other persons holding or claiming rights under the Plan or any Option. The Committee shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.
Section 5
Stock Subject to Plan
      5.1     Number. The maximum number of shares of Stock subject to Options under the Plan may not exceed 70,000, subject to increases and adjustments as provided in Section 5.3. The shares of Stock to be delivered under the Plan may consist, in whole or in part, of authorized but unissued shares or treasury shares, not reserved for any other purpose.
      5.2     Lapsed Awards. Subject to the express provisions of the Plan, if and to the extent any Award granted under the Plan terminates, expires or lapses for any reason, any Stock subject to such Award again shall be Stock available for the grant of an Award. Shares of Stock used to pay the exercise price of an Option and shares of Stock used to satisfy any tax withholding obligations are not available for future Awards under the Plan.
      5.3     Adjustment in Capitalization. In the event of any change in the outstanding shares of the Stock by reason of a stock dividend or split, recapitalization, merger, consolidation, combination, exchange of shares, or other similar corporate change, the aggregate number of shares of Stock available under the Plan and subject to each outstanding Award, and its stated exercise price or the basis upon which the Award is measured, shall be adjusted appropriately by the Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. Notice of any adjustment shall be given by the Company to each Participant, and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.
Section 6
Duration of Plan
      The Plan shall remain in effect, subject to the Board’s right to earlier terminate the Plan pursuant to Section 10.1 hereof, until all Options hereunder shall have expired or terminated or shall have been exercised or fully vested, and any Stock subject thereto shall have been purchased or acquired pursuant to the provisions thereof. Notwithstanding the foregoing, no Options may be granted under the Plan after the tenth (10th) anniversary of the Effective Date.
Section 7
Stock Options
      7.1     Options. Each person who was an Outside Director on the original effective date of the Plan (October 18, 1995) automatically received as of that date, and each person who became or becomes an Outside Director after the original effective date of the Plan automatically received or will receive, as of the date such person became or becomes an Outside Director, Options to acquire 5,000 shares of Stock, subject to adjustment as provided in Section 5.3 (the “Initial Award”). On the first, second, third, fourth and fifth anniversaries of the Initial Award, each Outside Director automatically received or will receive Options to acquire 1,000 shares of Stock, subject to adjustment as provided in Section 5.3 (the “Anniversary Awards” and together with the Initial Award, the “Automatic Award”). No Outside Director who is formerly an Employee shall be eligible for the Automatic Award, and any Outside Director who becomes an Employee prior to his or her last scheduled Anniversary Award shall not thereafter receive any additional Anniversary Awards. In addition to the Anniversary Award, each Outside Director shall be eligible to receive grants of Options from time to time in the sole discretion of the Committee.
      7.2     Vesting of Options. Each Option granted pursuant to the Automatic Award under Section 7.1 shall become exercisable in full on the first anniversary of the date of the grant. Each other Option granted under Section 7.1 shall become exercisable on such date or dates as shall be specified in the Agreement evidencing the Option; provided, however, that the Option shall not vest, in whole or in part, prior to the first anniversary of the date of grant.
      7.3     Termination of Options. Subject to earlier termination as provided elsewhere in the Plan, each Option granted pursuant to the Automatic Award under Section 7.1 and all rights and obligations thereunder by its terms shall expire ten (10) years from the date the Option was awarded, and each other Option granted under Section 7.1 and all rights and obligations thereunder by its terms shall expire on such date as shall be specified in the Agreement evidencing the Option; provided, however, that such Option shall not expire more than ten (10) years from the date the Option was awarded.
      7.4     Exercise Price of Options. The exercise price of each Option granted pursuant to this Section 7 shall be 100% of the Fair Market Value of the Stock on the date of the Award.
      7.5     Option Agreement. Each Option shall be evidenced by an Agreement that shall specify the type of Option granted, the Option exercise price, the duration of the Option, the number of shares of Stock to which the Option pertains, and such other provisions as the Committee shall determine.
      7.6     Payment. The exercise price of any Option shall be paid in full either (i) in cash, (ii) in Stock valued at its Fair Market Value on the date of exercise, or (iii) by a combination of (i) and (ii). The Committee in its sole discretion may also permit payment of the exercise price upon exercise of any Option to be made by (i) having shares withheld from the total number of shares of Stock to be delivered upon exercise or (ii) delivering a properly executed notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price. The proceeds from the exercise of Options shall be added to the general funds of the Company and shall be used for general corporate purposes.
      7.7     Restrictions on Stock Transferability. The Committee may impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities law, under the requirements of any stock exchange upon which such shares of Stock are then listed and under any blue sky or state securities laws applicable to such shares.
      7.8     Early Termination of Options on Termination of Employment Due to Death, Disability, or Retirement. If an Outside Director holds any outstanding Option upon a cessation of service as a Director due to death, Disability or Retirement, such Option shall remain exercisable and shall continue to vest following such cessation of service in accordance with its terms until the earlier of (i) the expiration date of the term of the Option, or (ii) the last date on which such Option is exercisable as specified below, after which date such Option shall terminate.

7.8.1 Death or Disability. Unless provided otherwise in the Agreement evidencing the Option, if the Outside Director’s cessation of service is due to the Director’s death or Disability, any outstanding Option then held by such Director shall continue to be exercisable until one (1) year following the Director’s cessation of service.

7.8.2 Retirement. If the Outside Director’s cessation of service is due to Retirement, any outstanding Option then held by such Director shall continue to be exercisable for six (6) months after such Director’s cessation of service.
      7.9     Early Termination of Options on Cessation of Service Other than for Death, Disability, or Retirement. If an Outside Director holds any outstanding Option upon cessation of service due to a reason other than death, Disability or Retirement, such Option shall remain exercisable and shall continue to vest following such cessation of service until the earlier of (i) the expiration of the term of the Option, or (ii) the last date on which such Option is exercisable as specified below, after which date such Option shall terminate.

7.9.1 Resignation, and Other Events. If the Outside Director’s cessation of service is due to any reason other than the Director’s death, Disability, Retirement or removal for cause, as determined (either before or after such event) by the Committee in its sole discretion, any outstanding Option then held by such Outside Director shall continue to be exercisable for three (3) months following such Director’s cessation of service.

7.9.2 Removal For Cause. If the Outside Director is removed for cause, as determined (either before or after such event) by the Committee in its sole discretion, any outstanding Option held by such Director shall terminate immediately upon such Director’s cessation of service. Termination for cause is defined as termination for conduct that would be punishable as a felony if such conduct occurred outside the workplace, or conduct that could be damaging to either the Company’s reputation or financial status. The Committee has the authority to make the final determination as to whether a termination is for cause for purposes of the Plan.
      7.10     Non-Transferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution, pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules thereunder, or by gift to any member of the Participant’s immediate family (defined as the Participant’s spouse, children and grandchildren) if the Committee so specifies in the Agreement evidencing the Option.
      7.11     No Repricing. Other than in connection with a change in the Company’s capitalization (as described in Section 5.3), an Option may not be repriced without stockholder approval (including canceling previously awarded Options and regranting them with a lower exercise price).
Section 8
Beneficiary Designation
      Each Participant under the Plan may name, from time to time, any Beneficiary or Beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to his or her estate.
Section 9
Change in Control
      9.1     In General. In the event of a change in control of the Company as defined in Section 9.2 below, all Awards under the Plan shall vest 100% and shall be immediately exercisable by the holder.
      9.2     Definition. For purposes of the Plan, a “change in control” shall mean any of the following events:

(a) the Company receives a report on Schedule 13D filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Exchange Act disclosing that any person, group,

corporation or other entity is the beneficial owner directly or indirectly of 30% or more of the outstanding Stock;

(b) any person (as such term is defined in Section 13(d) of the Exchange Act), group, corporation or other entity other than the Company or a wholly-owned Subsidiary or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock in the Company, purchases shares pursuant to a tender offer or exchange offer to acquire any Stock of the Company (or securities convertible into Stock) for cash, securities or any other consideration, provided that after consummation of the offer, the person, group, corporation or other entity in question is the beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the outstanding Stock of the Company (calculated as provided in paragraph (d) of Rule 13d-3 under the Exchange Act in the case of rights to acquire Stock);

(c) the stockholders of the Company approve (a) any consolidation or merger of the Company in which the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock in the Company, is not the continuing or surviving corporation or pursuant to which shares of Stock would be converted into cash, securities or other property, or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company;

(d) there shall have been a change in a majority of the members of the Board of Directors of the Company within a 12 month period unless the election or nomination for election by the Company’s stockholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the 12 month period.

Section 10
Amendment, Modification, and Termination of Plan
      10.1     Amendment, Modification, and Termination of Plan. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of any Participant with respect to an Award theretofore granted without the Participant’s consent or which, without the approval of the Company’s stockholders, would:

(a) except as expressly provided in this Plan, increase the total number of shares of Stock reserved for the purpose of the Plan;

(b) change the exercise price of any Option granted hereunder, other than in connection with a change in the Company’s capitalization as described in Section 5.3 of the Plan;

(c) change the Participants eligible to participate in the Plan;

(d) extend the maximum term of the Plan or any Option period under the Plan; or

(e) otherwise amend the Plan in any manner requiring stockholder approval by law or regulation or under the listing requirements of the Nasdaq Stock Market or any other exchange on which the Stock is then listed.
      10.2     Broad Authority. Subject to the above provisions, the Committee shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

Section 11
Tax Withholding
      11.1     Tax Withholding. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local withholding tax requirements on any Award under the Plan.
      11.2     Payment of Withholding Obligation. To the extent permissible under applicable tax, securities, and other laws, the Company may, in its sole discretion, permit the Participant to satisfy a tax withholding requirement by (i) using already owned shares; (ii) through a cashless transaction; or (iii) directing the Company to apply shares of stock to which the Participant is entitled as a result of the exercise of an Option to satisfy such requirement.
Section 12
Indemnification
      Each person who is or shall have been a member of the Board or Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
Section 13
Requirements of Law
      13.1     Compliance with Laws; Listing and Registration of Shares. All Options granted under the Plan (and all issuances of Stock under the Plan) shall be subject to all applicable laws, rules and regulations, and to the requirement that if at any time the Committee shall determine that the listing, registration or qualification of the Stock covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of such Option or the issue or purchase of Stock thereunder, such Option may not be exercised in whole or in part, or the restrictions on such Option shall not lapse, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.
      13.2     Conditions and Restrictions upon Securities Subject to Options. The Committee may provide that the shares of Stock issued upon exercise of an Option shall be subject to such further agreements, restrictions, conditions or limitations as the Committee in its discretion may specify prior to the exercise of such Option, including without limitation, conditions on vesting or transferability, forfeiture or repurchase provisions and method of payment for the Stock issued upon exercise of such Option (including the actual or constructive surrender of Shares already owned by the Participant) or payment of taxes arising in connection with an Option. Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any Stock issued under an Option, including without limitation (a) restrictions under an insider trading policy or pursuant to applicable law, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and holders of other Company equity compensation arrangements, and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

      13.3     Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.
Section 14
Funding
      The Plan shall be unfunded. The Company shall not be required to segregate any of its assets to assure the payment of any Award under the Plan. Neither the Participant nor any other persons shall have any interest in any fund or in any specific asset or assets of the Company or any other entity by reason of any Award, except to the extent expressly provided hereunder. The interests of each Participant and former Participant hereunder are unsecured and shall be subject to the general creditors of the Company.
Section 15
No Liability of Company
      The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, Beneficiary or any other person as to: (a) the non-issuance or sale of Stock as to which the Company has been unable to obtain, from any regulatory body having jurisdiction over the matter, the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Stock hereunder; (b) any tax consequence to any Participant, Beneficiary or other person due to the receipt or exercise of any Option granted hereunder; or (c) any provision of law or legal restriction that prohibits or restricts the transfer of Stock issued pursuant to any Option.

REVOCABLE PROXY
ITLA CAPITAL CORPORATION

ANNUAL MEETING OF SHAREHOLDERS
July 27, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the Board of Directors of ITLA Capital Corporation (“ITLA Capital”), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of ITLA Capital which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the “Meeting”), to be held on July 27, 2005 at the Estancia La Jolla, 9700 North Torrey Pines Road, La Jolla, California, at 2:00 p.m. (California Time), and at any and all adjournments or postponements thereof, as follows:

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES NAMED HEREIN AND “FOR” THE APPROVAL OF EACH OF THE OTHER PROPOSALS SPECIFIED HEREIN. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS, AS PROXY FOR THE SHAREHOLDER, IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
POSTAGE-PAID ENVELOPE

— DETACH PROXY CARD HERE —

I.        The election as directors of all nominees listed below, each for a three-year term:

ELECTION OF DIRECTORS

☐	FOR	☐	FOR ALL EXCEPT	☐	VOTE WITHHELD

INSTRUCTION: To vote for both nominees, mark “FOR.” To vote for one nominee, but not both nominees, mark “FOR ALL EXCEPT” and strike a line through the name of the nominee below from whom you wish to withhold your vote. To withhold your vote from both nominees, mark “VOTE WITHHELD.”

George W. Haligowski
Hirotaka Oribe

II.        The approval of the ITLA Capital Corporation 2005 Re-Designated, Amended and Restated Employee Stock Incentive Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

III.        The approval of the ITLA Capital Corporation 2005 Re-Designated, Amended and Restated Stock Option Plan for Non-Employee Directors.

☐	FOR	☐	AGAINST	☐	ABSTAIN

IV.        The ratification of the appointment of Ernst & Young LLP as independent auditors for ITLA Capital for the fiscal year ending December 31, 2005.

☐	FOR	☐	AGAINST	☐	ABSTAIN

In its discretion, the Board of Directors, as proxy for the shareholder, is authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” the election of all director nominees named above and “FOR” the approval of each of the other proposals specified above.

This proxy may be revoked at any time before it is voted by: (i) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of ITLA Capital prior to the exercise of this proxy; (ii) filing with the Secretary of ITLA Capital at or before the Meeting a written notice of revocation bearing a later date than the proxy; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). If this proxy is properly revoked as described above, then the power of the Board of Directors as attorneys and proxies for the undersigned shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from ITLA Capital prior to the execution of this Proxy, of Notice of the Meeting, a related Proxy Statement and ITLA Capital’s Annual Report to Shareholders for the year ended December 31, 2004.

Dated:

PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER
Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Please Detach Here

— You Must Detach This Portion of the Proxy Card —
Before Returning it in the Enclosed Envelope